                             CRABBE HUSON FUNDS
                             1995 ANNUAL REPORT
                                   REPORT

                    The Oregon Municipal Bond Fund, Inc.

                     The Crabbe Huson Special Fund, Inc.

                                        The Crabbe Huson
                             Asset Allocation Fund, Inc.

                      The Crabbe Huson Equity Fund, Inc.

                      The Crabbe Huson Income Fund, Inc.

                        The Crabbe Huson U.S. Government
                                       Income Fund, Inc.

                        The Crabbe Huson U.S. Government
                                 Money Market Fund, Inc.

                            The Crabbe Huson Real Estate
                                   Investment Fund, Inc.


                                        October 31, 1995

This report has been prepared for the shareholders and may only be distributed to others if preceded or accompanied by a current prospectus.

[PHOTO]

[PHOTO]

TABLE OF CONTENTS
To our Shareholders
   Page 1
Schedule of Investments
     The Oregon Municipal Bond Fund, Inc.
   Page 14
     The Crabbe Huson Special Fund, Inc.
   Page 16
     The Crabbe Huson Asset Allocation Fund, Inc.
   Page 18
     The Crabbe Huson Equity Fund, Inc.
   Page 20
     The Crabbe Huson Income Fund, Inc.
   Page 22
     The Crabbe Huson U.S. Government Income Fund, Inc.
   Page 23
     The Crabbe Huson U.S. Government Money Market Fund, Inc.
   Page 24
     The Crabbe Huson Real Estate Investment Fund, Inc.
   Page 25
Statements of Assets & Liabilities
   Page 26
Statements of Operations
   Page 28
Statements of Changes in Net Assets
   Page 30
Notes to Financial Statements
   Page 32
Financial Highlights
   Page 39
Independent Auditors' Report
   Page 55

November 30, 1995

To Our Shareholders:

The stock and bond markets posted extraordinary gains for the fiscal year ending October 31, 1995. The Crabbe Huson Funds posted worthwhile returns in most instances. The Funds' returns were influenced by their investment objectives and the nature of the securities in which they were invested. Later in this report we will discuss in more detail each Fund's return and progress during the year; however, here are the results in summary form. Please note the Funds' returns assume all dividends and capital gains (if any) were reinvested. For more detailed information on each Fund and its performance and share prices, please refer to the appropriate section of this annual report.

Also, listed below are various market indices to give you some feel for comparative returns. There are some substantial differences that should be mentioned however. Indices are un-managed "baskets" of securities that do not reflect fees or other expenses, while Fund performance is stated after the expenses outlined in this report. Additionally, one cannot invest "directly" in an index, although it may be possible to emulate one by investing in an index fund. The Crabbe Huson Funds do not attempt to emulate an index in any respect. This may result in substantial differences in Fund performance versus the indices from time to time.

                                                 Fiscal-Year
Ending:  10/31/95
FUND'S TOTAL RETURN<F1>
The Crabbe Huson U.S. Government Money Market  Fund, Inc.<F2>
   5.30%
The Crabbe Huson U.S. Government Income Fund, Inc.<F3>
   9.12%
The Oregon Municipal Bond Fund, Inc.
  10.66%
The Crabbe Huson Income Fund, Inc.
  11.92%
The Crabbe Huson Asset Allocation Fund, Inc.
  13.00%
The Crabbe Huson Real Estate Investment Fund, Inc.
   8.31%
The Crabbe Huson Equity Fund, Inc.
  13.37%
The Crabbe Huson Special Fund, Inc.
   1.78%
STOCK MARKET INDICES
Standard & Poor's 500 Index<F4>
  26.43%
Dow Jones Industrials<F4>
  25.00%
Russell 2000 Index<F4>
  18.33%
Standard & Poor's 400 Mid-cap Index<F4>
  21.19%
NASDAQ/OTC Composite<F4>
  33.26%
Morgan Stanley REIT Index<F5>
  10.88%
BOND AND MONEY MARKET INDICES
(c)IBC/Donoghue's
 MONEY FUND REPORT AVERAGES(tm) - All Taxable<F6>
   5.42%
Ryan Lab's Three Year Treasury Index<F5>
  10.96%
Lehman Brothers' Government/Corporate Bond Index<F4>
  16.16%
Lehman Brothers' Municipal Bond Index<F5>
  14.85%
CONSUMER PRICE INDEX
   2.74%

<F1> Data quoted represents past performance.  Future returns and principal
value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
<F2> Although the Fund intends to maintain a constant one dollar per share net
asset value, there is no assurance the Fund will be able to do so. An investment in the Fund is neither insured nor guaranteed by the U.S.
Government.
<F3> An investment in the Fund is neither insured nor guaranteed by the U.S.
Government.
<F4> Source: SEI Funds Evaluation Service
<F5> Source: Bloomberg Ltd.
<F6> Source: IBC/Donoghue's MONEY FUND REPORT(tm), a service of
IBC/Donoghue,
Inc. Holliston, MA 01746

                            INVESTMENT OUTLOOK

During the course of the fiscal year ended October 31, 1995, economic conditions evolved quite nicely for the stock and bond markets. If you recall the 12 months preceding October 1994, the increase in interest rates had restricted the performance of the stock market and led to a decline in the bond market. This was not the case in fiscal 1995: interest rates have declined throughout most of the year. (Chart 1)

In 1994, in order to forestall an increase in inflation pressures, the Federal
Reserve (the Fed) embarked on a program to slow the economy by increasing short-term interest rates. Due, in part, to the anticipation of the success of the Fed's program, the bond market rallied through most of fiscal '95. And, as a result of this strength in bond prices, rates on 30-year U.S. Treasury bonds declined from about 8.0% to about 6.3%<F1>. (Chart 1)

Also, in July 1995 the Fed indicated an easing of its stance by dropping the
Federal (Fed) Funds rate<F2> from 6.00% to 5.75%. Participants in the financial markets became less concerned about higher interest rates and more nervous about future economic trends: mainly, was the economy set on a recessionary course? And while this seems to be a recurrent fear of many investors throughout the year, economic conditions so far have tracked quite nicely with subdued inflation (Chart 2), lower interest rates, and moderately paced business activity (Chart 3).

The bond market was strong, but stock investors found plenty to like as well through their own interpretation of the economic scenario. With interest rates down, relatively low inflation, and continuing economic growth, what's not to like? It seems 1995 was the best of both worlds for stock and bond investing.

                   [GRAPH]     [GRAPH]     [GRAPH]

<F1> Although many of our clients are well aware of the principles of bond
investing, we are asked frequently why this price/interest rate relationship exists. Our reply can be steeped in higher mathematics, or it can be logical and intuitive. For example, if you own a bond that pays 8% and the current rate for new bonds is 6%, then you will likely want a premium price if someone comes to buy your bond. Moreover, the longer your bond pays 8%, the more money you will want for giving up this high rate of interest.
Conversely, if you own
a bond that pays 6% and the current interest rate on new bonds is 8%, you will get a lower price for your 6% bond should you decide to sell it. Additionally, if under the terms of the bond you are stuck with a 6% return for 20 years, you will get a lower price than if this below-market-rate (6%) were going to persist for only 1 or 2 years.
<F2> Federal (Fed) Funds are funds in excess of bank reserve requirements that
commercial banks deposit in Federal Reserve Banks. Member banks may lend Fed
Funds to one another on an overnight basis. The Fed controls the Fed Funds rate by buying or selling excess funds which, in turn, raises or lowers interest rates.

We guess it is a characteristic of the breed that investors, when things are going well, begin to worry about the next trend which may not be quite so favorable. It seems that investors, unlike Satchel Paige, are constantly looking over their shoulder to see who or what may be gaining on them.
Presently, there are those worried that the decline in long-term interest rates is signaling a recession in 1996. They point to the declining trends in consumer spending and weak economic conditions in Europe, Canada, Mexico, and
Japan as leading us into a consumer and export led recession. Additionally, the Fed has reinforced these concerns by indicating that it would not be quick to lower the Fed Funds rate until Congress and the administration work out a budget agreement.

Our view, if we may add our voice to the cacophony of predictions one receives around this time of year, is that the economy will continue to muddle through the current uncertainty. Slow growth to be sure, but growth nevertheless.
Business activity may be subdued in the first part of 1996 as the consumer remains tentative. However, the current low level of inflation and interest rates will likely stimulate growth as the year progresses, first in housing and then in consumer durables such as automobiles. Regardless of the precise pattern, our working assumption is that a recession is unlikely in 1996.

After the strength in 1995 the stock market may have to pause to catch its breath in 1996. However, some areas of the market may do well.
The economic
environment we foresee may lead to a shift by investors into stocks of companies whose operations are sensitive to the business cycle. These are commonly known as cyclical stocks and include, among others, steel, auto, and airline stocks. Investors have shunned many of the cyclicals over the past several months preferring, instead, those stocks that have defensive characteristics such as those of beverage, drug, and household products companies. This is a natural path to take if one is concerned about future economic growth. If this concern dissipates, as we believe it will, then many cyclicals may return to favor.

If our business cycle forecast is correct, the bond market may run into some trouble as the year progresses. Higher than expected economic growth may lead to a modest up-tick in inflation which may make bond investors nervous. We may take action in our bond portfolios to hedge against such a development some time in 1996. Generally, this is done by selling some of the longer maturing bonds and replacing them with those of shorter maturities (see footnote 1 on page 2).

It seems that any view of the short- or long-term outlook for the economy and financial markets also has to incorporate likely political developments.
President Clinton and the Republican dominated Congress are presently locked in a struggle on the best way to balance the Federal budget. We find it encouraging that both participants agree that the task needs to be accomplished. Whether it happens in the seven years Congress wants or the ten years the President wants is of less concern than whether or not it happens at all. We believe one of the reasons for the market's strength in 1995 has been the anticipation that a compromise will ultimately be reached leading to a balanced budget at some time in the future. They seem serious, although we have been tricked before (remember Gramm-Rudman).

All in all, we see a reasonably benign economic environment for stocks in 1996 and, to a lesser extent, for bonds. However, the markets often respond to stimuli that are unforeseen, so one cannot say conclusively that it will be a good year for returns. Unfortunately, we will not know until we get there.
Such is the way of investing. But, the likely political and economic developments appear to be favorable for the long-term health of the markets.

We mentioned earlier that one of the driving forces for the stock market has been the drop in long- term interest rates. As interest rates decline, investors seek higher prospective rates of return elsewhere. In this case there is probably not a market participant out there that is unaware of the studies showing that stocks have outperformed bonds and U.S. Treasury Bill holdings over the long pull and for the last ten years:

           1926 to 1994        1985 to 1994
Stocks         10.1%               14.2%
Bonds           5.0%               12.1%
T-Bills         3.8%                5.9%
Inflation       3.1%                3.6%

Source: Ned Davis Research, Inc. Returns are annualized for the period

This long-term relationship has prompted investors to look favorably on stock investing. We believe one proxy for investor attitudes is cash flows into equity mutual funds (Chart 4).

                                  [GRAPH]

As Willy Sutton would say, "That's where the money is." In our opinion, long-term money will likely continue to flow into equity mutual funds.
Demographic patterns, such as the retirement of the "baby boom" generation, which will begin roughly in about 15 years and last through the year 2030, suggest the need for additional savings accumulation. Our friend, Dr. Arnold
Moskowitz of Moskowitz Capital, has done a back-of-the-envelope calculation and has come up with a number showing this added savings at $11 trillion. Even if we give or take a few trillion, any way you slice it, the pie is very large indeed. And, if we assume financial assets, primarily stocks and bonds, get their share of the pie, the long-term outlook is quite good.

"Long-term" is, however, an important modifier. We suspect short-term flows into the market can be quite volatile. Chart 4 above shows that when the market dips inflows dip as well. Unless the stock market is a one-way street heading higher, which we doubt, we will likely see periods when cash flows actually turn negative. It is during such periods of market volatility that investors are at risk of making the wrong move at the wrong time. One way to guard against this risk is to structure your portfolio of funds to reflect your tolerance for price fluctuations. This may involve the use of bond oriented funds or money market funds along with stock funds or the use of a balanced or asset allocation type fund.

Generally speaking, in determining risk tolerance one should take the following factors into account. These are not all inclusive, but we proffer them only to emphasize the importance of a properly designed investment program.

  Age: Those with longer investment horizons generally can tolerate wider fluctuations in price. There are a couple of reasons for this. One is that, historically at least, the stock and bond markets have recovered over time after experiencing a setback. This enables long term investors to recoup any, hopefully, temporary losses as long as they "hang in there." Usually those with longer horizons (over 10 years) may want a higher concentration in equity oriented (stock) funds.

  Cash Flow Needs: If investors expect to draw down a significant portion of their investment on a regular or even sporadic basis it might be better to have a less volatile portfolio to reduce the chances of having to make a withdrawal during a period of significantly lower prices. Also, there is a tendency for portfolios that include bond and money market funds to earn a higher level of dividend and interest income making it somewhat easier to meet withdrawal needs.

  Pucker Factor: There is no other way to say it. Some folks may be just too nervous regardless of withdrawal needs or investment horizon, to ever be comfortable with a potentially volatile portfolio. If you check the paper every day to price your funds, if you constantly agonize over the likely impact of current events on the markets, if your hands turn sweaty when the price of one of your funds declines 5% and you run screaming into the hall if it declines 10%, then perhaps you are a candidate for a potentially more stable portfolio. In our opinion this may be the most important element in designing an investment program. Unfortunately, investment temperaments are difficult to analyze or predict.

                            INVESTMENT PHILOSOPHY

Since many reading this report are new investors in Crab be Huson
Funds, we
would like to review our investment philosophy. This philosophy influences nearly all investment decisions made in the Funds.

We are contrarian investors. Our observation is that most investors consider an asset rising in price as becoming more attractive, while an asset declining in price is viewed as becoming less attractive. In the perverse world of contrarian investing, we must take the opposite mind-set: that is, we must view an asset rising in price as one which will eventually become over-valued and be sold, while one declining in price, at some point will become under-valued and therefore, an attractive purchase. The key in this process is to remember the majority of investors are correct much of the time, market up-trends and down-trends could not otherwise be established; however, at turning points, the majority is incorrect.

We implement this philosophy with all the care and skill we can bring to bear.
Since the nature of this approach at times inclines us to go against the crowd, you may see holdings and/or strategies in the portfolios that seemingly do not match generally accepted investment trends. Nevertheless, this approach has worked well for our clients over the years as can many philosophies if applied with skill, diligence, and perseverance.

                            FUND REVIEW AND OUTLOOK

As expected, the Funds' results were influenced by their investment objectives.
With this in mind, we use the chart on the following page to help you position your investment along a risk reward scale.

As indicated by the "risk/return" chart, income oriented Funds at the left side generally have a greater degree of safety, but also, perhaps, lower reward expectations. This, of course, is a premise for all investing: lower potential risk suggests lower potential reward, and higher potential risk suggests higher potential reward. As far as we are aware, no one has been able to consistently surmount this basic maxim over the long pull. Therefore, as your Fund managers we need to do two things: improve the equation as much as possible by applying investment skills and maintain the integrity of each Fund by managing them according to their objectives.

As investors, your responsibility is to be aware of your objectives, invest in the appropriate vehicle, and take a long enough view to allow your selected investment vehicles to meet your objectives. With this as a backdrop, let us discuss the progress of the individual Funds for the past year, as well as their current portfolio position.

                                  [GRAPH]
     [PHOTO]
Garth R. Nisbet, CFA
Funds Managed:
The Crabbe Huson U.S. Government Money Market Fund, Inc.
The Crabbe Huson U.S. Government Income Fund, Inc.
The Crabbe Huson Income Fund, Inc.
The Oregon Municipal Bond Fund, Inc.

The Crabbe Huson U.S. Government Money Market Fund, Inc.

This Fund consists of U.S. Treasury securities and obligations issued by agencies of the U.S. Government. These latter securities are not, in all cases, obligations of the U.S. Government but are generally regarded as among the highest grade securities available. This Fund is the most conservative in our family of Funds. All securities within the Fund must have a maturity of less than one year from the date of purchase, and the average maturity of the portfolio shall not exceed 90 days. Currently, the Fund has a relatively long
(for a money market fund) average maturity of 77 days.

This Fund is most appropriate for investors who cannot tolerate principal risk, want immediate access to their funds, and are willing to accept lower returns than potentially achievable in our other Funds. The fact that the Fund is substantially exempt from state income tax enhances its attractiveness to investors subject to state income tax.

While long-term rates fell significantly during the year, short-term rates were mixed. Three-month U.S. Treasury bill yields increased 30 basis points to
5.5%, while one-year U.S. Treasury bills yields fell 60 basis points to 5.5%.
If evidence of consumer based economic weakness continues to mount, the Fed will be persuaded to reduce short term rates, perhaps as early as their next
Federal Open Market Committee meeting on December 19th. For the fiscal year ended October 31, 1995, this Fund earned 5.30%.

The Crabbe Huson U.S. Government Income Fund, Inc.

The U.S. Government Income Fund invests only in bonds of the U.S. Government, its agencies, and its instrumentalities. Under terms of the prospectus, 75% of the holdings of this Fund must have maturities of five years or less. At fiscal year-end, the average maturity of the Fund was 8.6 years. The limited flexibility of this Fund should likely result in lower price volatility and lower returns over time. Therefore, we position it towards the lower end of our risk spectrum.

The Fund returned 9.12% for the fiscal year ended October 31, 1995, compared with the Ryan Labs Three- year Treasury Index which returned 10.96%. These returns reflect the dramatic decline in interest rates. For example, rates on
3-year Treasuries fell from 7.00% at the end of fiscal 1994 to 5.75% at the end of fiscal 1995. The Fund's under performance was due to our relatively conservative approach to interest rate risk during the first half of the year:
our average maturity was less than the index. During the last five months of the year, however, our strategic posture changed; and as rates continued to fall, the Fund outperformed the Ryan Labs index by about 0.70% during this time.

The Fund's results in 1996 will again reflect what happens in the shorter-term areas of the U.S. yield curve. This Fund continues to be appropriate for investors who seek the possibility of a somewhat higher return than money market funds with a limited degree of price volatility.

The Crabbe Huson Income Fund, Inc.

This Fund can invest in a broad cross-section of investments including, but not limited to: bonds of the U.S. Government, its agencies and instrumentalities;
corporate bonds; mortgage-backed bonds; convertible bonds; convertible preferred stock; and foreign bonds. Unlike the U.S. Government Income Fund, the Income Fund can also own bonds that are rated less than AAA and even less than BBB in limited amounts. Furthermore, there are no maturity restrictions in this Fund. As a result of the greater investment latitude allowed, this
Fund is appropriate for those investors seeking to invest in a more aggressive portfolio of fixed income securities.

1995 has been a good year for bonds and bond funds as interest rates have declined by about 2 percentage points, causing bond prices to increase. This drop in interest rates has been a result of two things. The first is optimism concerning an ultimate resolution to the U.S. federal budget deficit. The second is a significant change in market expectations concerning economic growth and inflation.

In an attempt to slow down 1994's robust economy, the Fed increased short-term interest rates last year from 3% to 6%. As a result, signs of weakness began to appear in the housing, auto and retail sectors. Consumer debt levels remained relatively high and by mid-year unemployment claims increased as the growth in new jobs began to decline. The current situation is a slow growth resulting from a softer consumer and government sector while offset somewhat by strength in the manufacturing and export side of the economy. Additionally, the majority of the inflation news has been positive, with most indicators in the 1% to 3% range and declining. However, potential factors of concern include potential wage pressures (e.g., labor negotiations) and continued signs of life in the manufacturing and housing sectors.

                            [GRAPH]    [GRAPH]

For the fiscal year ended October 31, 1995, the Fund returned
11.92%.  While
this return is high relative to historical bond market results (about 6%), it is below the Lehman Brothers Govt/Corp Bond Index return of 16.16%. The Fund's under performance was due to our relatively conservative approach to interest rate risk during the first half of the year: our average maturity was less than the index. During the last five months of the year, however, our strategic posture changed; and as rates continued to fall, the Fund outperformed the
Lehman index by about 1.50%.

The Oregon Municipal Bond Fund, Inc.

This Fund is a diversified portfolio of municipal bonds which are exempt from federal and, in most cases, state income tax. The Fund generally invests only in bonds issued by the state of Oregon and political subdivisions within the state. Occasionally the Fund will also invest in municipal bonds issued outside of the state that are also exempt from federal and state income tax.
Typically, the only taxable income the Fund earns is overnight interest on temporary cash. The Fund can invest in bonds of any maturity and, therefore, can show greater price fluctuations and should show higher returns over time than our Money Market Fund and Government Income Fund. This potential longer maturity and the narrow investment focus (mostly in state municipal bonds) lead us to classify this Fund in the same position along our risk spectrum as our
Income Fund.

The Fund's average maturity has remained stable at approximately 9 years.
While this would equate to an average maturity in the taxable bond market, it is actually relatively intermediate compared to the majority of municipal indices. Because of this intermediate bias, the fund will outperform in a difficult increasing rate environment, but lag during any significant drop in rates. The quality of the Fund continues to remain high with 60% of the bonds we own being either AAA rated or pre-refunded in U.S. Treasury obligations.
These characteristics make the Fund appropriate for taxable investors seeking a high quality, tax-exempt Oregon Bond Fund which currently has an intermediate-term maturity.

For the fiscal year ended October 31, 1995, the Fund returned
10.66%, which
includes both income (federal and state tax-free) and the change in the value of the shares. This compares to the Lehman Bros. Municipal Bond
Index return
of 14.85%.
                                  [GRAPH]

The Oregon municipal bond market continues to experience a relatively quiet period with light new issuance and modest demand from muni bond buyers. While the politically based discussions of a federal flat tax continue to provide a source of conversation and concern for some market participants, we are not as pessimistic (especially given current relative yields of 80% of taxable alternatives) about the future of the Oregon municipal market.
Once the
numbers are "crunched," political rhetoric will eventually return to fiscal reality.

[PHOTO]

Richard S. Huson, CFA
Funds Managed:
The Crabbe Huson Asset Allocation Fund, Inc.
The Crabbe Huson Equity Fund, Inc.

[PHOTO]

John E. Maack, Jr., CFA
Funds Managed:
The Crabbe Huson Asset Allocation Fund, Inc.
The Crabbe Huson Equity Fund, Inc.

[PHOTO]

Marian L. Kessler
Funds Managed:
The Crabbe Huson Asset Allocation Fund, Inc.
The Crabbe Huson Equity Fund, Inc.

[PHOTO]

Robert E. Anton
Funds Managed:
The Crabbe Huson Asset Allocation Fund, Inc.
The Crabbe Huson Equity Fund, Inc.


The Crabbe Huson Asset Allocation Fund, Inc.

By its nature, this Fund will, at all times, contain some mix of stocks, bonds, and short-term reserves. As the portfolio manager, we will shift this mix to reflect our view of changing economic and market conditions. However, this
Fund may not invest more than 75% of its assets in common stocks. On the other hand, it will usually not contain less that 20% in stocks.

On February 1, 1996, the adviser Crabbe Huson Group, Inc. will remove the annual expense limit of 1.50%. This is in order to allow the Fund to take advantage of certain expense reduction opportunities such as directed brokerage, and securities lending to directly offset Fund expenses. We are committed to continue reducing the overall expense ratio of the Fund.

The Fund returned 13.0% for the fiscal year ended October 31, 1995. This is not as well as we would have liked, and we believe this was because of three factors. First, the equity portion of the Fund under-performed the S&P 500.
For the year, the stock portion of the Fund was up about 20.7% versus 26.4% for the S&P. While we always hope to compare favorably to the market, the sad fact is that our contrarian approach does not work in all market environments.

Actually, we are not aware of any philosophy that masters all market circumstances; however in our case, a sharply rising stock market has tended to be the most difficult for our style. Fortunately, this kind of environment is not the norm.

The second reason we see for the portfolio lagging the market was our conservative bond policy. The rapidity and magnitude of the long-term interest rate decline surprised us. And, while we owned some longer maturity bonds, in retrospect we should have owned considerably more.

The final reason we would cite is our asset allocation mix. While correct in terms of direction, it was far too conservative for the environment that actually developed.

                                  [GRAPH]

During the course of the fiscal year, the Fund's mix followed the approximate pattern below:

            Fixed Income    Common and
            (Bonds)         Preferred Stock    Reserves
10/31/94       36.2%          47.8%             16.0%
01/31/95       35.9%          53.7%             10.4%
04/30/95       34.8%          44.5%             20.7%
10/31/95       50.5%          46.5%              3.0%

For most of the year we owned more stocks than bonds. This was good. Stocks out-performed bonds over the year. Beginning around the third quarter we began to increase the bond weighting in the portfolio. This reflected our thinking that, while both stocks and bonds had return possibilities greater than reserves, bonds would have provided us with nearly as much return as stocks with perhaps less risk. Currently, bonds comprise about 50% of the Fund's investments. Also, anticipating a further decrease in interest rates, more bonds of longer maturities were purchased. The average maturity of the bond portion of the portfolio at the close of the fiscal-year was about 13 years.

We are optimistic that our current asset allocation strategy will work better for us in 1996. We do not expect the stock market to be as strong in the coming year; and if any setbacks occur, the higher bond weighting may provide us with some price cushion. And, while we do not plan it over the short run, we may once again become somewhat more cautious in the bond portion of the portfolio as the year progresses.

The Crabbe Huson Equity Fund, Inc.

This Fund may have up to 100% of its assets invested in stocks. We seek to provide shareholders with potential long-term capital appreciation by investing in a diversified portfolio of medium to large companies. As in all of our portfolios with stocks, the hallmark of our approach to investing is our contrarian style covered earlier in this report. While our bias in this Fund is towards a significant position in stocks, we may from time-to-time invest up to 35% of the assets in reserves. Because most of this Fund's assets will be in equities, we put it farther out on the risk spectrum than our Funds that contain bonds.

On February 1, 1996, the adviser Crabbe Huson Group, Inc. will remove the annual expense limit of 1.50%. This is in order to allow the Fund to take advantage of certain expense reduction opportunities such as directed brokerage, and securities lending to directly offset Fund expenses. We are committed to continue reducing the overall expense ratio of the Fund.

The final quarter of fiscal 1995 was a difficult one for The Equity Fund, with returns falling 2.63% versus the S&P's rise of 4.06%. For the fiscal year ended October 31, 1995, the Fund rose 13.37%--an acceptable return on an absolute basis; but clearly lagging the market index, the S&P 500, appreciation of 26.43%. Our contrarian approach to investing proved problematic this year as we aggressively sold into market sectors whose momentum carried them into what we believed were excessive valuations. The problem is that momentum often carries certain sectors into uncharted territory as liquidity accelerates and as mutual fund managers indulge in a little window dressing to preserve quarterly or annual performance. In the first nine months of the fiscal year, these sectors (most notably technology and financial stocks) continued their upward trend as investors sought a safe haven from a seemingly slowing domestic economy, deflationary pricing, and political turmoil regarding a balanced budget. The last three months of the year followed the same pattern but with a rotation into traditional growth stocks in the final quarter.

Most of the stocks that we determined fit our contrarian style, and we believed were values, languished in the final months of the year. However, as we look forward, the prospects for these (in many cases is cyclical companies) appear to be quite good.
                                  [GRAPH]

One of the reasons for the Fund lagging the averages was the amount of cash the portfolio held during the year. The average cash reserves were about 18%, and in a sharply rising market this tends to lower results. Going into the year, we were encouraged over the prospects for the stock market but two elements surprised us. The first surprise was the magnitude of the market's rise. A
26.43% gain in the Standard & Poor's 500 index qualifies for most years as extraordinary performance. Even more surprising, however, was the lack of any significant setbacks along the way, and it is during such interim declines that we find a wider selection of attractive stocks in which to employ our reserves.

At year-end cash reserves, consisting of short term investments, comprised approximately 14% of the Fund. On balance, our outlook for the stock market in
1996 continues to be a positive one. But, we don't believe the market strength in 1995 is likely to be repeated in 1996. There will remain uncertainty in the economy, interest rates will likely trend higher as the year unfolds, and corporate profits will not likely be up the estimated 21% gain they experienced in 1995. These factors will likely temper stock market results, and they may lead to a few setbacks where we may choose to employ our reserves at more optimistic prices.

[PHOTO]                                    [PHOTO}

James E. Crabbe                            John W. Johnson
Fund Managed:                              Fund Managed:
The Crabbe Huson Special Fund, Inc.        The Crabbe Huson Special
Fund, Inc.

The Crabbe Huson Special Fund, Inc.

This Fund invests, for the most part, in stocks of small- to medium-size companies. Stocks of these companies are generally more volatile, but we believe provide attractive potential long-term returns. This
Fund may invest up to 100% of its assets in stocks. Because of these factors, we view it as having the greatest degree of potential risk and, we hope, long-term returns as well.

On February 1, 1996, the adviser Crabbe Huson Group, Inc. will remove the annual expense limit of 1.50%. This is in order to allow the Fund to take advantage of certain expense reduction opportunities such as directed brokerage, and securities lending to directly offset Fund expenses. We are committed to continue reducing the overall expense ratio of the Fund.

After substantially outperforming all the broad based market indices in fiscal year 1994, the Special Fund's fiscal year ending October 31, 1995, was not so stellar relative to the same indices. The Fund was up 1.78% for fiscal year
1995.  This compares to 21.19% for the S & P Midcap 400 Index and
33.26% for
the NASDAQ/OTC Composite.

We would cite two distinct reasons for this under-performance. The first was our posture on the technology stocks; and the second was the under-performance of the stocks and industry groups that we invested in during the course of the fiscal year.

After technology stocks had contributed to the Fund's performance in fiscal
1994, we determined that many of them had reached their peak-- in fact, we believed they were over-priced (even giving full credit for the highly optimistic forecasts for 1995). Considering this over-valuation, we decided to take advantage of this phenomenon. We hedged the portfolio by selling short<F3> a number of these tech stocks believing that their prices would likely fall from their high levels. With hind-sight being 20/20, it seems we were a bit premature in our hedging strategy. Rather than declining, the technology stocks continued to advance during fiscal 1995. This continued rise resulted in losses for those stocks we had sold short. We have reduced the portfolio's short position from about 25% to about 15% of the Fund's total net assets. We continue to see this as a positive position for the Fund, and we believe the necessary changes in investor's attitudes that will allow us to recognize profits on these short position are on the horizon.

                                  [GRAPH]

The market in general was not particularly conducive to contrarian investing.
It's advance seemed to be earnings-driven in nature, and most out-of-favor stocks suffer from near-term earnings problems. During the year, the concentration of performance was in established growth companies, technology and banking groups. These companies had already experienced substantial price advances in the previous year and were not candidates for purchase or retention by a true contrarian. Rather than being carried along with the strength of these leading groups, the shares of those companies that were not showing near-term earnings momentum, by and large, did not participate in the market advance and were subjected to substantial institutional liquidation. As the
Special Fund repositioned itself after a highly successful fiscal 1994, many of these out-of-favor groups were bought by the Fund. These groups included retail, health care providers, and energy stocks.

While we are never pleased by under-performance, we believe we have transitioned the Special Fund during fiscal 1995 to a position where once again we can enjoy the long-term benefits of investing in undervalued securities. We do not see the market moving substantially higher without broadening to include consumer related companies and other undervalued sectors. On the other hand, the technology stocks will be hard pressed to duplicate their performance of
1995 and our short position could prove to be an effective hedge against any serious market correction.

<F3> Selling short is a hedging technique whereby stocks are borrowed and then
sold at current market value to be subsequently purchased at a lower price.
This would be done if it is believed that prices on the securities are going to decline. If they do decline, the securities would be purchased at that lower price resulting in a gain. If prices were to subsequently rise, the security would have to be purchased at the higher price resulting in a loss.

[PHOTO]

Jay L. Willoughby, CFA
Aldrich, Eastman & Waltch, L.P.
Fund Managed:
The Crabbe Huson Real Estate Investment Fund, Inc.

The Crabbe Huson Real Estate Investment Fund, Inc.

This Fund is a diversified Fund that invests primarily in equity securities of real estate investment trusts (REITs) and other real estate industry companies.
Under normal circumstances, at least 75% of the Fund will be invested in such shares. The goal of the Fund is to provide current income and potential capital appreciation to its shareholders. The Fund provides investors the ability to invest in large real estate companies and to diversify their bond and stock positions by adding this real estate option to their holdings. The guiding principals of our contrarian philosophy will be incorporated into the day-to-day management of this Fund just as they are incorporated into our other
Funds.

On September 6, 1995, the shareholders of The Crabbe Huson Real
Estate
Investment Fund approved a Sub-advisory Agreement among the Adviser, the Real
Estate Investment Fund and Aldrich, Eastman & Waltch, L.P. ("AEW"). Pursuant to the Sub-advisory Agreement, AEW will be responsible for the day-to-day investment management of the Real Estate Investment Fund, subject to the overall supervision of the Adviser and the Real Estate Investment Fund's Board of Directors.

In the long-run, we expect REIT stocks, and this Fund, will perform in line with real estate in general. However, they may both be more sensitive to interest rate movements and the direction of stock prices in the short-run.
This may lead to greater share price volatility than would be experienced in a direct real estate investment.

The REIT market, as measured by the Morgan Stanley REIT Index, performed about as expected for the year ended October 31, 1995, gaining 10.88%. The Crabbe
Huson Real Estate Investment Fund returned 8.31% The primary reason for our underperformance was our overweighted positions in the higher-yielding slower growing REITs in general and retail REITs in particular. The very poor retail environment, along with a couple of individual REIT company announcements, have combined to put significant downward pressure on this group of stocks. In spite of their price declines, the retail REITs have posted earnings that are generally in line with expectations.

                                  [GRAPH]

As tax loss selling abates, we expect some of these stocks to recover quickly.
We expect to pare back our exposure on this strength and shift a greater percentage of the portfolio into selected multifamily, industrial, and self storage REITs where the real estate fundamentals look stronger.

In absolute terms, we are reasonably pleased with performance of REITs over the last year. While some have found relative performance of REITs quite disappointing, in fact, we are more sanguine. We have maintained, for some time, the new REIT market (since 1992) would ultimately produce returns that were increasingly correlated with property markets, confounding those who believe they act like small- cap stocks. We understand that it will take years to bear out our assertion, but offer the following as an indication of short-term movements.

There are those who will say that REITs are correlated with stocks on the downside but just do not go up with them. We fundamentally disagree (Chart 5).
Over the one, three, and five years periods ended September 30, 1995, non-
health care equity REITs as measured by NAREIT returned 10.25%, 12.00%, and
15.88% versus S&P 500 returns of 29.67%, 14.98%, and 17.24%.  The stock and
bond markets have been in a 14-year bull market with very few interruptions.
The duration of the move has been extraordinary while the magnitude has been more normal. The bull market for these asset classes may not be over, but it is surely nearer the end than the beginning. A broad market correction or shift in sentiment could encourage some portfolio managers to seek more defensive stocks. Any resulting portfolio shift would likely improve the relative performance of REITs.

On the other hand, the institutional commercial property markets have been in a
bear market since about 1987.  The inability of some of America's finest real
estate companies to secure traditional financing in the early
1990's is in fact
what forced them into the public markets, very near the bottom of the real
estate cycle.   The gains in 1992 and 1993 reflected only the
initial recovery
stage in our opinion. With a new public market discipline now being exerted on the real estate markets, we think a longer upturn has begun. This new discipline will likely cause future real estate cycles to be longer and less volatile. The rewards will be shared by those who think critically about the demand for space and how best to maximize a property's cash flow. Development will be discouraged, except where warranted, as professional managers are forced to allocate scarce capital to projects with the most attractive long-term returns. Gone (at least for now) are the days 100%- plus financing for speculators.
                                  [GRAPH]

The net results will be a longer period of more stable REIT returns in our opinion, averaging 10% to 12% per year, that are not highly correlated with the stock and bond markets. Current yields of about 8%, coupled with trend growth of 3% to 5%, should make REITs increasingly attractive to a growing number of investors. Gains over the last year are in line with our broader expectations.
In this sense, we are pleased with the absolute returns generated by REITs, and look forward to what we believe will be an extended real estate cycle.

We appreciate the opportunity to continue to participate in your effort to achieve your financial goals.

Sincerely,





/s/ Richard S. Huson
President

THE OREGON MUNICIPAL BOND FUND,  INC.

SCHEDULE OF INVESTMENTS
October 31, 1995


       Face
    Market
      Value   Securities Description
     Value
FIXED INCOME SECURITIES - 98.3%
PRE-REFUNDED BONDS - 18.7%*
$    40,000   Multnomah County
                School District #1
                9.200%  12/15/95 ..........................
 $  40,255
  1,000,000   Multnomah County
                School District #1
                9.300%  12/15/95 ..........................
 1,006,490
    295,000   Metropolitan Service District
                5.750%  7/01/99 ...........................
   314,912
    270,000   Metropolitan Service District
                6.600%  7/01/99 ...........................
   295,987
    250,000   Clackamas & Washington County
                School District #003
                7.200%  10/01/99 ..........................
   275,937
    200,000   Clackamas & Washington County
                School District #003
                7.250%  10/01/99 ..........................
   221,000
    400,000   Metropolitan Service District
                7.000%  1/01/00 ...........................
   446,000
    353,000   Deschutes County (St.
                Charles Medical Center)
                6.750%  1/01/00 ...........................
   390,947
    100,000   Oregon State Department
                General Services
                7.200%  1/15/00 ...........................
   112,500
    150,000   Clackamas County School
                District  #12  6.500%
                06/01/00 ..................................
   163,312
    310,000   Emerald Peoples Utility
                District  6.300%
                11/01/00 ..................................
   339,450
    125,000   Oregon Economic Development

                                     Dept-Ser B  6.350%
                1/01/01 ...................................
   137,500
    250,000   Washington County School District
                 # 48J  6.200%  9/01/01 ...................
   272,187
    250,000   Emerald Peoples Utility
                District  6.500%
                11/01/01 ..................................
   276,563
    270,000   Port of Morrow (Pollution
                Control)  6.375%
                04/01/02 ..................................
   297,000
    125,000   Marion & Polk County School
                District #24J  5.700% 10/01/02 ............
   133,438
    225,000   Marion & Polk County
                School District #24-J
                6.000%  10/01/02 ..........................
   244,125
    250,000   Oregon State Revenue
                Series B  6.250%
                1/01/08 ...................................
   273,750

 5,241,353
INSURED BONDS - 43.8%
    200,000   Jackson County School District
                6.000%  6/01/01 (FSA) .....................
   215,250
    250,000   Clackamas County Hospital
                Facility Revenue 5.800%
                3/01/02 (MBIA) ............................
   266,563

       Face
    Market
      Value   Securities Description
     Value
$ 1,000,000   Portland Hospital Facility
                Legacy Health System
                6.400% 5/01/02  (AMBAC) ...................      $
1,105,000
    200,000   Yamhill County
                School District #29J
                4.800%  6/01/02 (FSA) .....................
   201,250
  1,240,000   Hood River County Oregon
                School District 6.000%
                6/01/03 (AMBAC)............................
 1,346,950
    250,000   Emerald Peoples Utility
                District 5.450%
                11/01/03 (AMBAC)...........................
   263,750
    500,000   Deschutes/Jefferson County
                School Dist. 5.300%
                6/01/04 (MBIA).............................
   519,375
    260,000   Hood River County Oregon
                School Dist.  6.000%
                6/01/04  (AMBAC) ..........................
   282,100
    545,000   Jefferson County School District
                #509J  6.500%
                6/15/04  (FSA) ............................
   609,038
    400,000   University Puerto Rico Ser
              5.100%  6/01/05 (MBIA).......................
   406,500
    350,000   Portland Oregon Sewer System
                (Revenue)  5.750%
                10/01/05  (FGIC) ..........................
   377,125
    500,000   Washington County Sewer System
                (Revenue)  5.800%
                10/01/05  (AMBAC) .........................
   532,500
  1,015,000   Crook County Oregon School
                District 4.700%
                2/01/06 (FSA)..............................
   984,550
    400,000   Oregon State Facility
                Series A  6.100%
                9/01/06  (AMBAC) ..........................
   429,500
    350,000   Washington County Sewer System
                (Revenue)  5.900%
                10/01/06  (AMBAC) .........................
   373,625
  1,065,000   McMinnville Sewer System
                (Revenue)  4.700%
                2/01/07  (FGIC) ...........................
 1,043,700
    335,000   Jackson County School District
                5.200%  6/01/07 (FSA) .....................
   340,025
  1,000,000   Salem Keizer School
                District #24-J  5.500%
                6/01/07  (FGIC) ...........................
 1,028,750
  1,100,000   Multnomah County S.D. Park Rose
                5.600%  12/01/07 (FGIC)....................
 1,153,625
    350,000   Portland Sewer System
                6.000%  10/01/12 (FGIC)....................
   366,188
    500,000   McMinnville Sewer System
                (Revenue)  5.000%
                2/01/14  (FGIC)  ..........................
   472,500

12,317,864
CERTIFICATE OF PARTICIPATION BONDS - 1.0%
    250,000   City of Portland
                6.950%  04/01/99 ..........................
   272,813


*Dates reflect pre-refunded dates.

See accompanying notes to financial statements.

THE OREGON MUNICIPAL BOND FUND,  INC.
SCHEDULE OF INVESTMENTS
October 31, 1995

       Face
    Market
      Value   Securities Description
     Value
STATE OF OREGON
General Obligation - 9.4%
$   240,000   State of Oregon G. O.
                7.700%  03/01/02...........................
$   253,800
    100,000   State of Oregon G. O.
                9.000%   04/01/03 .........................
   126,750
    205,000   State of Oregon G.O.
                8.200%  07/01/04...........................
   254,969
    150,000   State of Oregon G.O.
                7.200%  07/01/04...........................
   176,250
    110,000   State of Oregon G.O.
                6.000%  08/01/04...........................
   119,625
    200,000   State of Oregon G. O.
                9.000%  10/01/04 ..........................
   230,500
    345,000   State of Oregon G.O.
                6.750%  05/01/05...........................
   395,025
    250,000   State of Oregon G. O.
                (Veterans) 7.250% 07/01/06 ................
   299,063
    200,000   State of Oregon G. O.
                (Veterans) 8.250% 01/01/07 ................
   254,000
    200,000   State of Oregon G. O.
                (Veterans)  7.250% 01/01/07 ...............
   239,750
    100,000   State of Oregon G.O. (Alt Energy)
                6.400%  01/01/08 ..........................
   106,125
    130,000   State of Oregon G.O.
                9.200%  04/01/08 ..........................
   178,588

 2,634,445
Revenue Bonds - 2.7%
    545,000   Oregon State Light Rail
                7.000%  06/01/04 ..........................
   627,431
    125,000   Oregon State Fair & Expo
                Revenue 7.375% 10/01/06 ...................
   128,154

   755,585
OTHER BONDS
General Obligation - 12.7%
    225,000   City of Portland Water G.O.
                3.700%  12/01/00 ..........................
   230,062
    330,000   Puerto Rico G.O.
                7.125%  07/01/02 ..........................
   350,625
    445,000   Washington & Clackamas School
                District 5.250%  6/01/03 ..................
   460,019
    300,000   Deschutes G.O. School
                District #1 5.800%  02/01/04 ..............
   316,875
    400,000   Washington & Clackamas School
                District  5.250  6/01/05 ..................
   407,000
    200,000   Clackamas Community College
               5.100%  12/01/05 ...........................
   203,750
  1,000,000   Tri-Met Light Rail
                5.900%  07/01/06 ..........................
 1,053,750
    300,000   Salem Oregon Series A
                5.875%  1/01/07 ...........................
   310,875
    230,000   Lane County Area Education District
                4.850%  6/01/08 ...........................
   224,825

 3,557,781

       Face
    Market
      Value   Securities Description
     Value
Other Revenue Bonds - 10.0%
$   200,000   City of Portland (Hydro Electric
                Power) 6.500% 10/01/97 ....................
$   201,780
     335,000  Central Lincoln PUD
                6.500%  01/01/02 ..........................
   367,662
    600,000   Clackamas County Hospital (Sisters
                of Providence) 6.200% 10/01/02 ............
   646,500
    350,000   City of Portland (Urban Renewal)
                5.700%  06/01/04 ..........................
   370,125
    420,000   Multnomah County School District
                5.000%  3/01/07 ...........................
   417,375
    765,000   Salem Educational Facility (Revenue)
               6.000%  04/01/10 ...........................
   797,512

 2,800,954


Total Investments -  98.3%
27,580,795
 (Cost $26,215,041)**
Other Assets and (Liabilities), Net - 1.7%
   489,576

TOTAL NET ASSETS - 100.0%                                        $
28,070,371

**Aggregate cost for Federal income tax purposes is identical.

See accompanying notes to financial statements.

              Portfolio Allocation Table:

Education....................................            43.7%
General Obligation...........................            10.6
General Services.............................             8.2
Hospital.....................................             8.7
Public Utility...............................             5.2
Transportation...............................             6.0
Economic Development.........................             3.8
Water & Sewer................................            12.1

Total Investments............................            98.3%



THE CRABBE HUSON SPECIAL FUND, INC.

SCHEDULE OF INVESTMENTS
 October 31, 1995


            Market
       Shares   Securities Description
             Value
CONVERTIBLE PREFERRED -  0.5%
       50,000   Olympic Financial Ltd .......................
    $    4,237,500

COMMON STOCK - 74.5%
CONSUMER CYCLICALS
Automotive - 0.5%
       91,800   Exide Corp ..................................
         4,027,725

Consumer Products - 2.9%
      783,100 * General Instrument Corp......................
        14,878,900
      745,500   Juno Lighting, Inc ..........................
        10,809,750

        25,688,650
Retail - 7.6%
    1,275,600 * Ann Taylor ..................................
        14,031,600
    1,536,900 * Bombay Co, Inc ..............................
         9,029,288
    1,122,100 * Burlington Coat Factory .....................
        12,483,363
      753,100   Cato Corp CL A ..............................
         4,612,738
    1,496,000   Phillips-Van Heusen .........................
        15,147,000
      631,600   Ross Stores, Inc ............................
         9,908,225
      220,700 * Sports & Recreation Inc .....................
         1,627,663

        66,839,877
CONSUMER STAPLES - 5.0%
      771,900 * Fred Meyer Inc ..............................
        14,376,638
      679,200   Hudson Foods Inc CL A .......................
         9,593,700
      592,400 * Paragon Trade Brands, Inc ...................
         9,404,350
    1,870,400 * Payless Cashways, Inc .......................
        10,754,800

        44,129,488
BASIC MATERIALS & INDUSTRIAL
Building Materials -1.4%
      164,900   Fleetwood Enterprises .......................
         3,380,450
    1,393,900   Morrison Knudsen Corp .......................
         9,060,350

        12,440,800
Chemicals -1.1%
      781,200   Crompton & Knowles Corp ...................
         9,862,650

Equipment & Machinery  - 3.4%
      810,800   Giddings & Lewis, Inc .......................
        13,074,150
    1,341,500   MK Rail Corp ................................
         9,558,188
      213,500   Stewart & Stevenson Serv ....................
         4,857,125
       89,800   Wabash National Corp ........................
         2,278,675

        29,768,138
Forest Products & Packaging - 1.9%
      783,900   Longview Fibre Co ...........................
        11,366,550
      332,800   TJ International, Inc .......................
         5,761,600

        17,128,150
Metals & Mining - 5.0%
      791,600   Battle Mountain Gold ........................
         6,035,950
      504,600   Huntco, Inc .................................
         6,559,800
      817,500   Oregon Steel Mills Inc ......................
        11,649,375
      182,200 * Pegasus Gold Inc ............................
         2,004,200
    1,757,500   Sante Fe Pacific Gold Co ....................
        17,355,313

        43,604,638
Pollution Control - 2.0%
    5,167,800 * Rollins Environmental Services ..............
        17,441,325

ENERGY  - 5.5%
      189,600   Anadarko Petroleum Corp .....................
         8,223,900
       98,400   Asarco, Inc .................................
         3,173,400
       18,300   Devon Energy Corp ...........................
           398,025


            Market
       Shares   Securities Description
             Value
ENERGY  - (continued)
      916,900 * Forcenergy Gas Exploration ..................
    $    8,939,775
      589,500   Holly Corp ..................................
        12,821,625
      432,500 * Oryx Energy Corp ............................
         4,973,750
      983,400   Snyder Oil Corp .............................
        10,079,850

        48,610,325
FINANCIAL  - 8.4%
      347,000   American Financial Group Inc.................
         9,716,000
      544,200 * Citation Insurance Group ....................
         2,414,888
      795,000   John Alden Financial Corp....................
        16,496,250
      112,600 * Olympic Financial Ltd .......................
         2,054,950
      620,700 * Risk Capital Holdings Inc ...................
        13,655,400
      739,300 * 20th Century Industries .....................
        12,290,863
      581,900 * Zurich Reinsurance Centre ...................
        16,729,625

        73,357,976
HEALTHCARE - 12.7%
      288,100 * Cor Therapeutices ...........................
         2,989,038
    1,452,800 * Coventry Corp ...............................
        28,511,200
      330,500 * Grancare Inc ................................
         4,833,563
      291,700   Grupo Casa Autrey - ADR .....................
         3,719,175
      918,100   Integrated Health Services ..................
        21,001,538
      756,500 * Perrigo Co ..................................
         9,267,125
      252,400 * Scherer R.P. Corp ...........................
        11,231,800
      720,800 * Sofamor Danek Group, Inc ....................
        17,659,600
    1,073,100 * Sun Healthcare Group, Inc ....... ...........
        12,743,063

       111,956,102
REAL ESTATE INVESTMENT TRUST - 2.9%
    1,626,600 * Catellus Development Corp ...................
         8,946,300
      317,700   Crown American Realty .......................
         2,422,463
      629,600   Prime Residential, Inc ......................
        11,018,000
      217,000   Prime Retail, Inc ...........................
         2,631,125

        25,017,888
TECHNOLOGY - 5.1%
    1,014,800 * 3D0 Co ......................................
        10,909,100
    1,108,800 * Cray Research ...............................
        23,007,600
    1,271,700 * Zenith Electronics Corp .....................
        10,650,480

        44,567,180
TRANSPORTATION - 9.1%
    1,154,300   Airborne Freight Corp .......................
        30,300,375
      906,600 * Alaska Air Group ............................
        13,485,675
      268,600   Hunt (JB) Transportation Serv ...............
         4,163,300
      698,500 * Landstar System Inc .........................
        18,335,625
      308,900   Teekay Shipping Corp ........................
         7,181,925
      115,900   TNT Freightways Corp ........................
         2,086,200
      359,900   Yellow Corp .................................
         4,723,688

        80,276,788

Total Common Stocks
       654,717,700

  OPTIONS - 2.5%
Put Options
       70,000   Cypress Semiconductor Corp
                @ 45, expiring 12/15/95 .....................
           691,250
   14,269,400   Morgan Stanley High Tech Index
                @ 350, expiring 6/21/96 .....................
         4,913,240
   15,804,800   Morgan Stanley High Tech Index
                @ 316, expiring 6/21/96 .....................
         2,985,527
   15,384,615   Morgan Stanley High Tech Index
                @ 325, expiring 6/21/96 .....................
         3,380,000
   45,839,300   Morgan Stanley High Tech Index
                @ 327, expiring 6/21/96 .....................
        10,483,448

        22,453,465

*Non-income producing

See accompanying notes to financial statements.

THE CRABBE HUSON SPECIAL FUND, INC.
SCHEDULE OF INVESTMENTS
 October 31, 1995

       Shares
      or Face
            Market
        Value   Securities Description
             Value
SHORT-TERM INVESTMENTS - 9.8% **
Treasury Bills -1.3%
                U.S. Treasury Bill
$   5,000,000     5.270% 11/24/95 ...........................
    $    4,983,148
    4,000,000     5.160% 12/21/95 ...........................
         3,971,333
    2,285,000     5.260% 10/17/96 ...........................
         2,167,460

        11,121,941

Discount Notes - 8.5%
                Federal Farm Credit
    3,000,000     5.480% 12/15/95 ...........................
         2,979,907
    3,500,000     5.500% 12/22/95 ...........................
         3,472,729
      865,000     5.520% 12/07/95 ...........................
           860,225
      500,000     5.530% 11/28/95 ...........................
           497,926
    1,000,000     5.550% 11/03/95 ...........................
           999,692
    4,010,000     5.560% 11/09/95 - 1/04/96 .................
         3,984,053
    8,660,000     5.570% 11/27/95 - 1/04/96 .................
         8,615,496
    1,000,000     5.590% 11/17/95 ...........................
           997,516
      305,000     5.610% 11/13/95 ...........................
           304,430

            Federal Home Loan
    2,000,000     5.470% 1/22/96 ............................
         1,975,081
    1,590,000     5.480% 12/28/95 ...........................
         1,576,204
    4,000,000     5.490% 1/30/96 ............................
         3,945,100
    3,500,000     5.500% 12/29/95 ...........................
         3,468,986
    3,250,000     5.520% 12/08/95 - 12/13/95 ................
         3,230,028
    3,155,000     5.540% 11/24/95 - 12/18/95 ................
         3,141,414
    7,000,000     5.550% 1/02/96 - 1/3/96 ...................
         6,932,552
   11,450,000     5.560% 11/07/95 - 1/25/96 .................
        11,347,657
    6,000,000     5.570% 11/06/95 - 1/10/96 .................
         5,945,460
    4,445,000     5.580% 1/05/96 - 1/08/96...................
         4,399,585
    1,500,000     5.590% 11/13/95 ...........................
         1,497,205
    4,465,000     5.620% 11/01/95 - 11/15/95.................
         4,463,984

        74,635,230


Total Short-Term Investments
             85,757,171

Total Investments -87.3%
            767,165,836
  (Cost 789,902,314)***
Cash - 0.2%
              2,028,004

SECURITIES SOLD SHORT - (15.1%)
COMMON STOCKS
Computers - 3.6%
      180,700   Computer Associates Intl, Inc ...............
        (9,938,500)
      107,700   Micro Warehouse Inc .........................
        (4,792,650)
      222,500   Sun Microsystems, Inc .......................
       (17,355,000)


       (32,086,150)




            Market
       Shares   Securities Description
             Value
Semiconductors - 4.3%
      408,150   Alliance Semiconductor ......................
      ($12,550,611)
      410,100   Cypress Semiconductor .......................
       (14,456,025)
       96,200   Microchip Technology Inc ....................
        (3,817,938)
      100,000   Micron Technology ...........................
        (7,062,500)

       (37,887,074)
Software - 7.2%
      150,000   Adobe Systems, Inc ..........................
        (8,550,000)
       93,200   Broderbund Software .........................
        (6,465,750)
      431,900   Gartner Group Inc CL A ......................
       (18,841,638)
      854,000   Tellabs, Inc ................................
       (29,036,000)

       (62,893,388)

Total Securities Sold Short -   (15.1%)
           (132,866,612)
 (Proceeds $116,397,420)****
Other Assets and (Liabilities), Net - 27.6%
            242,232,606

TOTAL NET ASSETS - 100.0%
         $  878,559,834

**Rates reflect purchase yield to maturity.
***Aggregate cost for Federal income tax purposes is $790,872,568. ****Aggregate proceeds for Federal income tax purposes is $119,775,124.


See accompanying notes to financial statements.

THE CRABBE HUSON ASSET ALLOCATION FUND, INC.

SCHEDULE OF INVESTMENTS
October 31, 1995



         Face
              Market
        Value   Securities Description
               Value
FIXED INCOME SECURITIES - 50.2%
GOVERNMENT BONDS - 33.2%
$  10,765,000   U.S. Treasury Note
                  6.000% 8/31/97 .................................
      $  10,834,218
    7,465,000   U.S. Treasury Note
                  6.250% 8/31/00 .................................
          7,615,046
    3,870,000   U.S. Treasury Note
                  6.500% 8/15/05 .................................
          4,005,837
   21,300,000   U.S. Treasury Bond
                  6.875% 8/15/25 .................................
         22,861,290

          45,316,391
CORPORATE BONDS - 7.4%
      600,000   Baxter International
                  7.500% 5/01/97 .................................
            612,000
      500,000   GMAC
                 8.000%  10/01/99 ................................
            527,500
      550,000   Upjohn Co
                  5.875% 4/15/00 .................................
            539,687
      550,000   Pepsico, Inc
                  5.875% 6/01/00 .................................
            543,812
      400,000   American Express Credit
                  6.500% 8/01/00 .................................
            404,500
      700,000   Ford Motor Credit
                  6.250% 11/08/00 ................................
            696,500
      725,000   GMAC
                 9.000%  10/15/02 ................................
            815,625
      550,000   IBM Corp
                  7.250% 11/01/02 ................................
            576,812
      550,000   Tennessee Valley Authority
                  6.125% 7/15/03 .................................
            540,375
      550,000   JP Morgan & Company
                  7.625% 9/15/04 .................................
            585,062
      550,000   Pacific Bell
                  6.250% 3/01/05 .................................
            539,687
      550,000   Anheuser Busch
                  7.000% 9/01/05 .................................
            566,500
      550,000   Bear Stearns Co.
                  6.875%  10/01/05 ...............................
            549,312
      600,000   Snap-on, Inc
                  6.625% 10/01/05 ................................
            609,000
      600,000   Wal-Mart Stores
                  8.000% 9/15/06 .................................
            672,000
      550,000   Eli Lilly
                  8.375% 12/01/06 ................................
            633,187
      600,000   AT&T Corp
                  7.750 3/01/07 ..................................
            653,250

AGENCIES - 5.6%
      420,000   International Bank Recon.
                  & Dev. Floater  5.890%**
                  8/07/97 ........................................
            378,415
    1,400,000   Federal Home Loan Bank
                  8.220%  12/22/97 ...............................
          1,403,430
    1,500,000   SLMA Treasury Ind. Floater
                  (10-Year Treasury - 180 BP)
                  4.680%  2/11/98 ................................
          1,470,000

       Shares
      or Face
              Market
        Value   Securities Description
               Value
$     900,000   Federal National Mortgage Association
                  6.080% 9/25/00..................................
         $  902,205
    1,200,000   Federal National Mortgage Association
                  8.25% 12/18/00..................................
          1,314,960
    1,000,000   Federal Home Loan Bank
                  7.590% 3/10/05 .................................
          1,088,060
    1,000,000   Federal National Mortgage Association
                  7.375% 3/28/05 .................................
          1,071,160

FHLMC - 2.9%
      109,807   FHLMC Pool #281037
                 9.250%  11/01/16 ................................
            114,007
    1,067,640   FHLMC Pool #303033
                 9.000%  4/01/17 .................................
          1,103,480
    1,400,000   FHLMC Pool #TBA
                 7.000% 10/01/25 ................................
           1,388,406
    1,400,000   FHLMC Pool #TBA
                 7.500% 10/01/25 ................................
           1,415,093

           4,020,986
CMO - 1.1%
    1,645,000   GCA GNMA 1993 - PO 1 - B
           1,515,970

Total Fixed Income Securities
          68,546,386

CONVERTIBLE PREFERRED - 0.8%
       20,000   Delta Air Lines ..................................
          1,107,500

COMMON STOCK - 45.3%
CONSUMER CYCLICALS
Automotive - 1.5%
       47,300   General Motors Corp ..............................
          2,069,375

Consumer Products - 2.2%
       23,200   Bausch & Lomb, Inc ...............................
            803,300
       29,300   Brunswick Corp ...................................
            571,350
        5,500   Quaker Oats ......................................
            187,687
       15,000   Rubbermaid, Inc ..................................
            391,875
       72,800   Sunbeam Corporation ..............................
          1,092,000

           3,046,212
Retail - 3.4%
        8,500   Dayton-Hudson ....................................
            584,375
       27,600   Limited, Inc .....................................
            507,150
       41,400   Liz Claiborne, Inc ...............................
          1,174,725
       68,300 * Price/Costco, Inc ................................
          1,161,100
       34,500   Wal-Mart Stores, Inc .............................
            746,062
       34,100   Woolworth Corp ...................................
            498,712

           4,672,124
BASIC MATERIALS AND INDUSTRIAL
Building Materials - 2.1%
      100,000 * USG Corp .........................................
          2,912,500

Chemicals -0.2%
       34,600 * Uniroyal Chemical Corp ...........................
            263,825

Equipment & Machinery - 0.4%
       27,100 * Detroit Diesel Corp ..............................
            481,025



*Non-income producing
**Zero-coupon bonds- rates reflect purchase yield to maturity.

See accompanying notes to financial statements.

THE CRABBE HUSON ASSET ALLOCATION FUND, INC.
SCHEDULE OF INVESTMENTS
October 31, 1995




              Market
       Shares   Securities Description
               Value
COMMON STOCK - (continued)
BASIC MATERIALS AND INDUSTRIAL - (continued)
Forest Products & Packaging - 2.3%
       56,100 * Domtar, Inc ......................................
      $     511,912
      111,400   Louisiana Pacific Corp ...........................
          2,659,675

           3,171,587
Metals & Mining - 4.1%
      107,200 * Bethlehem Steel Corp .............................
          1,407,000
       79,000   J & L Specialty Steel ............................
          1,293,625
      135,600 * National Steel Corp - Class B ....................
          1,796,700
       22,800   Nucor Corp .......................................
          1,097,250

           5,594,575
ENERGY - 7.1%
       35,000   Apache Corp ......................................
           $892,500
       55,900   Burlington Resources, Inc ........................
          2,012,400
       62,600   Dresser Industries ...............................
          1,298,950
       52,100   Enserch Corp .....................................
            755,450
       84,400 * Enserch Exploration ..............................
            833,450
       63,300   Occidental Petroleum Corp ........................
          1,360,950
       25,300   Tenneco, Inc .....................................
          1,110,037
       24,300   Union Texas Petro Hldgs ..........................
            437,400
       35,300   Unocal Corp ......................................
            926,625

           9,627,762
FINANCIAL - 6.4%
       56,700   Ahmanson (H.F.) & Co .............................
          1,417,500
       48,220   Bear Stearns Cos, Inc ............................
            958,372
      119,500   Equitable Companies ..............................
          2,539,375
        4,300 * Prudential Reinsurance Hlds ......................
             87,612
       34,600   Salomon, Inc .....................................
          1,249,925
           68 * Transport Holdings ...............................
              2,669
       13,700   Travelers, Inc ...................................
            691,850
       58,900   U.S. Bancorp .....................................
          1,744,929

           8,692,232
HEALTHCARE - 2.7%
       30,500   Allergan, Inc ....................................
            895,937
       14,700 * Apria Healthcare Group ...........................
            317,887
       66,700 * Humana, Inc ......................................
          1,409,037
       27,600   U S Healthcare ...................................
          1,062,600

           3,685,461
REAL ESTATE INVESTMENT TRUST - 2.0%
       52,100   Debartolo Realty Corp ............................
            677,300
       38,200   First Industrial Realty Trust ....................
            778,325
       53,400   Spieker Properties ...............................
          1,294,950

           2,750,575
TECHNOLOGY - 1.1%
       36,400 * Tandem Computers, Inc ............................
            409,500
       43,100 * Unisys Corp ......................................
            242,437
       89,900 * Zenith Electronics ...............................
            752,912

           1,404,849
TELECOMMUNICATIONS - 4.0%
       21,800   AT&T Corp ........................................
          1,395,200
       65,500   Comcast Corp Special Class A .....................
          1,170,812
       51,703 * Cox Communications, Inc Class A ..................
            969,431
       22,500   Time Warner, Inc .................................
            821,250
       80,700   Westinghouse Electric ............................
          1,139,887

           5,496,580

            Shares
           or Face
              Market
             Value   Securities Description
               Value
TRANSPORTATION - 5.8%
       23,800 * AMR Corp .........................................
    $     1,570,800
       13,800   Burlington Northern Santa Fe .....................
          1,157,475
       79,800   Consolidated Freightways .........................
          1,855,350
       23,000   Delta Air Lines, Inc .............................
          1,509,375
       38,900   Ryder System .....................................
            938,462
       40,707 * Southern Pacific Rail Corp .......................
            905,730

           7,937,192

Total Common Stocks
          61,805,874


SHORT-TERM INVESTMENTS - 0.7%
TREASURY BILLS - 0.7%
    1,000,000   U.S. Treasury Bill
                  5.070% 10/17/96 ................................
            948,560

Total Investments - 97.0%
         132,408,320
  (Cost $127,582,027)***
 Cash - 4.6%
           6,303,890
 Other Assets and (Liabilities), Net - (1.6%)
          (2,182,153)

TOTAL NET ASSETS - 100.0%
      $  136,530,057



*Non-income producing
***Aggregate cost for Federal income tax purposes is $127,567,346.

See accompanying notes to financial statements.

THE CRABBE HUSON EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS
October 31, 1995



         Market
       Shares   Securities Description
          Value
COMMON STOCK - 84.0%
CONSUMER CYCLICALS
Automotive - 2.7%
      240,800   General Motors Corp .........................
 $   10,535,000

Consumer Products - 4.2%
      138,900   Bausch & Lomb, Inc ..........................
      4,809,413
      135,300   Brunswick Corp ..............................
      2,638,350
       33,700   Quaker Oats .................................
      1,150,012
       81,900   Rubbermaid, Inc .............................
      2,139,637
      375,500   Sunbeam Corp ................................
      5,632,500

     16,369,912
Retail - 6.5%
       42,700   Dayton-Hudson Corp ..........................
      2,935,625
      141,500   Limited, Inc ................................
      2,600,063
      239,000   Liz Claiborne, Inc ..........................
      6,781,625
      334,400 * Price/Costco, Inc ...........................
      5,684,800
      205,200   Wal-Mart Stores, Inc ........................
      4,437,450
      190,100   Woolworth Corp ..............................
      2,780,212

     25,219,775
BASIC MATERIALS AND INDUSTRIAL
Building Materials - 3.9%
      523,200 * USG Corp ....................................
     15,238,200

Chemicals - 0.3%
      170,000 * Uniroyal Chemical Corp ......................
      1,296,250

Equipment & Machinery - 0.7%
      142,600 * Detroit Diesel Corp .........................
      2,531,150

Forest Products & Packaging -  4.2%
      288,900 * Domtar, Inc .................................
      2,636,212
      562,200   Louisiana Pacific Corp ......................
     13,422,525

     16,058,737
Metals & Mining - 7.5%
      570,500 * Bethlehem Steel Corp ........................
      7,487,812
      403,700   J & L Specialty Steel .......................
      6,610,587
      660,400 * National Steel Corp - Class B ...............
      8,750,300
      128,400   Nucor Corp ..................................
      6,179,250

     29,027,949
ENERGY - 13.8%
      207,200   Apache Corp .................................
      5,283,600
      282,600   Burlington Resources, Inc ...................
     10,173,600
      344,500   Dresser Industries, Inc .....................
      7,148,375
      282,100   Enserch Corp ................................
      4,090,450
      472,400 * Enserch Exploration .........................
      4,664,950
      354,900   Occidental Petroleum Corp ...................
      7,630,350
      147,700   Tenneco Inc .................................
      6,480,339
      151,000   Union Texas Petro Hldgs Inc .................
      2,718,000
      198,200   Unocal Corp .................................
      5,202,750

     53,392,414
FINANCIAL  - 12.2%
      337,200   Ahmanson (H.F.) & Co ........................
      8,430,000
      294,275   Bear Stearns Cos, Inc .......................
      5,848,715
      605,900   Equitable Companies .........................
     12,875,375
       24,500 * Prudential Reinsurance Hlds .................
        499,187
      195,100   Salomon, Inc ................................
      7,047,987
          327 * Transport Holdings ..........................
         12,834

       Shares
      or Face
         Market
        Value   Securities Description
          Value
FINANCIAL  - (continued)
       65,500   Travelers, Inc ..............................   $
 3,307,750
      311,400   U.S. Bancorp ................................
      9,225,225

     47,247,073
HEALTHCARE - 4.8%
      151,100   Allergan, Inc ...............................
      4,438,563
       77,000 * Apria Healthcare Group ......................
      1,665,125
      330,900 * Humana, Inc .................................
      6,990,263
      142,500   U S Healthcare ..............................
      5,486,250

     18,580,201
REAL ESTATE INVESTMENT TRUST - 3.5%
      255,900   DeBartolo Realty Corp .......................
      3,326,700
      149,300   First Industrial Realty Trust ...............
      3,041,989
      294,300   Spieker Properties ..........................
      7,136,775

     13,505,464
TECHNOLOGY-  1.7%
      209,600 * Tandem Computers, Inc .......................
      2,358,000
      216,500 * Unisys Corp .................................
      1,217,812
      369,100 * Zenith Electronics Corp .....................
      3,091,212

      6,667,024
TELECOMMUNICATIONS - 7.6%
      123,000   AT&T Corp ...................................
      7,872,000
      363,600   Comcast Corp Special Class A ................
      6,499,350
      264,219 * Cox Communications, Inc Class A .............
      4,954,110
      117,100   Time Warner, Inc ............................
      4,274,150
      406,800   Westinghouse Electric Corp ..................
      5,746,050

     29,345,660
TRANSPORTATION - 9.6%
      122,500 * AMR Corp ....................................
      8,085,000
       69,500   Burlington Northern RR, Inc .................
      5,829,312
      413,100   Consolidated Freightways ....................
      9,604,575
       59,000   Delta Air Lines, Inc ........................
      3,871,875
      193,000   Ryder System ................................
      4,656,125
      223,610 * Southern Pacific Rail Corp ..................
      4,975,322

     37,022,209
UTILITIES - 0.8%
       94,700   BCE Inc .....................................
      3,184,289

Total Common Stocks
    325,221,307

CONVERTIBLE PREFERRED  - 1.3%
       92,100   Delta Air Lines .............................
      5,100,037

SHORT TERM INVESTMENTS** - 14.4%
Treasury Bills & Notes - 2.3%
                U. S. Treasury Note
$   2,500,000     5.125% 11/15/95 ...........................
  $   2,499,550
    5,915,000     5.260% 10/17/96 ...........................
      5,610,732
    1,000,000     5.330% 12/07/95 ...........................
        994,665

      9,104,947

Discount Notes - 12.1%
                Federal Farm Credit
      600,000     5.510% 12/04/95 .............................
        596,970
      900,000     5.520% 11/28/95 .............................
        896,274
      415,000     5.530% 11/28/95 .............................
        413,279
      490,000     5.540% 12/20/95 .............................
        486,305
      500,000     5.500% 12/22/95 .............................
        496,104
      100,000     5.560% 11/03/95 .............................
         99,969
    7,945,000     5.570% 11/01/95 - 12/07/95...................
      7,912,672

*Non-income producing
**Rates reflect purchase yield to maturity.

See accompanying notes to financial statements.

THE CRABBE HUSON EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS
October 31, 1995


         Face
         Market
        Value   Securities Description
          Value
Discount Notes - (continued)
                Federal Home Loan
$   1,250,000     5.420% 2/16/96 ..............................
  $   1,229,865
      250,000     5.430% 2/20/96 ..............................
        245,814
      700,000     5.450% 1/22/96 ..............................
        691,310
      250,000     5.470% 1/22/96 ..............................
        246,885
    1,950,000     5.480% 12/28/95 - 1/17/96 ...................
      1,928,361
    1,000,000     5.490% 1/16/96 ..............................
        988,410
      985,000     5.500% 12/29/95 - 1/10/96 ...................
        975,016
      675,000     5.520% 12/13/95 .............................
        670,653
      480,000     5.530% 12/05/95 .............................
        477,493
    3,645,000     5.540% 11/24/95 - 12/19/95 ..................
      3,624,808
    7,075,000     5.550% 11/02/95 - 1/29/96 ...................
      7,514,523
    5,695,000     5.560% 11/02/95 - 1/29/96 ...................
      5,668,512
    5,470,000     5.570% 11/06/95 - 1/30/96 ...................
      6,419,637
      500,000     5.580% 1/08/96 ..............................
        494,730
    2,035,000     5.590% 11/13/95 - 1/09/96 ...................
      2,018,367
    1,000,000     5.620% 11/15/95 .............................
        997,814
    1,600,000     5.630% 11/21/95 .............................
      1,594,996

     46,688,767

Total Short Term Investments
     55,793,714

Total Investments - 99.7%
    386,115,058
 (Cost $371,004,735)***
Cash - 1.1%
      4,226,599
Other Assets and (Liabilities), Net - 0.8%
     (3,157,577)

TOTAL NET ASSETS - 100.0%
  $ 387,184,080

***Aggregate cost for Federal income tax purposes is $371,627,627.

See accompanying notes to financial statements.

THE CRABBE HUSON INCOME FUND, INC.

SCHEDULE OF INVESTMENTS
October, 31 1995



         Face                                         Market
        Value   Securities Description                 Value
FIXED INCOME SECURITIES - 97.1%
GOVERNMENT BONDS - 52.6%

$   1,000,000   U.S. Treasury Note 6.000%
                  8/31/97 ...............      $   1,006,430
    1,000,000   U.S. Treasury Bond 7.625%
                  2/15/25 ...............          1,160,390
    1,500,000   U.S. Treasury Bond 6.875%
                  8/15/25 ...............          1,609,950
                                                   3,776,770
CORPORATE BONDS - 20.2%
      100,000   Baxter International
                  7.500% 5/01/97 ........            102,000
      100,000   GMAC
                  8.000%  10/01/99 ......            105,500
      100,000   Upjohn Company
                  5.875% 4/15/00 ........             98,125
      100,000   Pepsico, Inc
                  5.875% 6/01/00 ........             98,875
      100,000   American Express Credit
                  6.500% 8/01/00 ........            101,125
      100,000   IBM Corp
                  7.250% 11/01/02 .......            104,875
      100,000   JP Morgan & Company
                  7.625% 9/15/04 ........            106,375
      100,000   Pacific Bell
                  6.250% 3/01/05 ........             98,125
      100,000   Anheuser Busch
                  7.000% 9/01/05 ........            103,000
      100,000   Bear Stearns Co
                  6.875%  10/01/05 ......             99,875
      100,000   Snap-on, Inc
                  6.625% 10/01/05 .......            101,500
      100,000   Wal-Mart Stores
                  8.000% 9/15/06 ........            112,000
      100,000   Eli Lilly
                  8.375% 12/01/06 .......            115,125
      100,000   AT&T Corp
                  7.750%  3/01/07 .......            108,875
                                                   1,455,375
INSURED BONDS -  2.2%
      160,000   City of Lincoln Oregon
                 5.800%  6/01/97
                 (AMBAC) ................            160,000

         Face                                         Market
        Value   Securities Description                 Value
AGENCIES - 22.1%
$     320,000   International Bank Recon &
                  Dev Floater  6.170%*
                  8/07/97 ...............        $   288,317
      300,000   FHLMC Strips
                  11/15/99 ..............            235,905
      100,000   Tennessee Valley Authority
                  6.125% 7/15/03 ........             98,250
       81,539   FNMA Pool #30333
                  9.250%  9/01/16 .......             85,264
      123,549   FHLMC Pool #302029
                  9.500%  10/01/16 ......            128,952
      183,090   FHLMC Pool #303033
                  9.000%  4/01/17 .......            189,236
      241,386   FHLMC Pool #301538
                  10.000%  7/01/17 ......            259,625
      150,000   FHLMC Pool TBA
                  7.000%  10/01/25 ......            148,758
      150,000   FHLMC Pool TBA
                  7.500%  10/01/25 ......            151,617
                                                   1,585,924

Total Investments - 97.1%                          6,978,069
 (Cost $6,754,759)**
Cash - 5.8%                                          417,578
Other Assets and (Liabilities), Net - (2.9)%        (205,522)

TOTAL NET ASSETS - 100.0%                      $   7,190,125

*Zero-coupon bonds-rates reflect purchase yield to maturity.
**Aggregate cost for Federal income tax purposes is $6,774,069.


See accompanying notes to financial statements.

THE CRABBE HUSON U.S. GOVERNMENT INCOME FUND, INC.

SCHEDULE OF INVESTMENTS
October 31, 1995

         Face
   Market
        Value   Securities Description
    Value
FIXED INCOME SECURITIES - 98.4%
U.S. GOVERNMENT AND AGENCY
$     255,000   International Bank Recon & Dev
                  Floater 5.390%*  08/07/97 ............       $
  229,752
    4,655,000   U. S. Treasury Note
                  6.000%  8/31/97 ......................
4,684,932
      150,000   Federal National Mortgage
                  Assoc.  4.950% 9/30/98 ...............
  146,148
    1,045,000   U. S. Treasury Note
                  6.250%  8/31/00 ......................
1,066,005
      120,000   Federal National Mortgage
                  Assoc.  Medium Term Note
                  6.080% 9/25/00 .......................
  120,294
      100,000   Federal National Mortgage
                  Assoc.  8.250% 12/18/00 ..............
  109,580
       50,000   Federal Home Loan Bank
                  7.590% 3/10/05 .......................
   54,403
       50,000   Federal National Mortgage
                  Assoc.  7.375% 3/28/05 ...............
   53,558
    1,700,000   U. S. Treasury Bond
                  6.875%  8/15/25 ......................
1,824,610

8,289,282

Total Investments - 98.4%
8,289,282
 (Cost $8,185,803)**
Cash - 0.4%
   32,860
Other Assets and (Liabilities), Net - 1.2%
  104,057

TOTAL NET ASSETS - 100.0%                                       $
8,426,199


THE CRABBE HUSON U.S. GOVERNMENT MONEY MARKET FUND, INC.

SCHEDULE OF INVESTMENTS
October 31, 1995


           Face
     Market
          Value   Securities Description
      Value
FIXED INCOME SECURITIES* - 99.6%
U.S. GOVERNMENT & AGENCY
Treasury Bills - 10.2%
$     1,000,000   U. S. Treasury Bill
                    5.540% 7/25/96 .......................       $
   958,912
      4,850,000   U. S. Treasury Bill
                    5.260% 10/17/96 ......................
  4,601,268

  5,560,180
Discount Notes -89.4%
                  Federal Farm Credit
        400,000     5.510% 12/04/95 ......................
    397,980
        235,000     5.520% 11/28/95 - 12/07/95 ...........
    233,841
        585,000     5.530% 11/28/95 ......................
    582,574
        510,000     5.540% 12/20/95 ......................
    506,154
      1,890,000     5.560% 11/03/95 - 1/04/96 ............
  1,888,023
      7,395,000     5.570% 11/01/95 - 1/04/96 ............
  7,363,603
        695,000     5.610% 11/13/95 ......................
    693,700
                  Federal Home Loan
        750,000     5.420% 2/16/96 .......................
    737,918
      3,250,000     5.430% 1/17/96 - 2/20/96 .............
  3,203,279
        800,000     5.450% 1/22/96 .......................
    790,069
        750,000     5.470% 1/22/96 .......................
    740,655
      1,460,000     5.480% 12/28/95 - 1/17/96 ............
  1,445,962
        795,000     5.490% 1/16/96 .......................
    785,786
      2,515,000     5.500% 12/29/95 - 1/10/96 ............
  2,488,470
      1,075,000     5.520% 12/08/95 - 12/13/95 ...........
  1,068,652
      2,270,000     5.530% 12/05/95 - 1/18/96 ............
  2,249,696
      3,200,000     5.540% 11/24/95 - 12/19/95 ...........
  3,179,455
      7,145,000     5.550% 11/02/95 - 2/01/96 ............
  7,077,470
      5,225,000     5.560% 11/08/95 - 1/26/96 ............
  5,183,831
      3,740,000     5.570% 11/16/95 - 1/30/96 ............
  3,707,315
      2,055,000     5.580% 1/05/96 - 1/08/96 .............
  2,033,765
        650,000     5.590% 11/22/95 ......................
    647,880
        535,000     5.620% 11/15/95 ......................
    533,831
      1,400,000     5.630% 11/21/95 ......................
  1,395,621

 48,935,530

Total Investments - 99.6%
 54,495,710
  (Cost $54,495,710)**
Cash - 0.4%
    233,521
Other Assets and (Liabilities), Net 0.0%
    (15,012)

TOTAL NET ASSETS - 100.0%                                        $
54,714,219

*Rates reflect purchase yield to maturity.
**Aggregate cost for Federal income tax purposes is identical.

See accompanying notes to financial statements.

THE CRABBE HUSON REAL ESTATE INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS
October 31, 1995

     Market
    Shares   Securities Description
      Value
          COMMON STOCK - 98.1%
          REAL ESTATE INVESTMENT TRUST
Apartment - 23.5%
    20,000   Camden Property Trust .......................       $
   415,000
    25,000   Pacific Gulf Properties, Inc ................
    378,125
    20,000   Paragon Group, Inc ..........................
    345,000
    15,000   Post Properties .............................
    450,000
    60,000   Prime Residential, Inc ......................
  1,050,000
    20,000   SouthWest Property Trust ....................
    242,500
    35,000   Summit Properties, Inc ......................
    647,500
    73,500   Town & Country Trust ........................
    937,125

  4,465,250
Industrial - 16.1%
    10,000   Cali Realty Corp ............................
    195,000
    25,900   Carr Realty Corp ............................
    492,100
    33,500   First Industrial Realty Trust ...............
    682,562
    19,000   Liberty Property Trust ......................
    384,750
    17,000   Reckson Associates Realty Corp ..............
    456,875
    24,000   Spieker Properties, Inc .....................
    582,000
    10,000   Trinet Corp. Realty Trust  ..................
    267,500

  3,060,787
Lodging - 4.3%
    30,000   Starwood Lodging Trust ......................
    817,500
Malls - 12.2%
    62,100   Crown American Realty .......................
    473,512
    71,400   DeBartolo Realty Corp .......................
    928,200
     5,000   Macerich Company ............................
    100,625
    35,000   Simon Property Group Inc ....................
    813,750

  2,316,087
Manufactured Housing - 0.9%
    10,000   Manufactured Home Communities................
    165,000
Outlet Centers - 10.2%
    35,200   Factory Stores of America ...................
    677,600
    15,000   Mills Corp ..................................
    256,875
    63,000   Prime Retail, Inc ...........................
    763,875
    10,000   Tanger Factory Outlet Center ................
    235,000

  1,933,350
Shopping Center - 30.9%
    11,200   Burnham Pacific Property, Inc ...............
    126,000
    28,700   Commercial Net Lease Realty .................
    365,925
    12,700   Developers Diversified Realty ...............
    361,950
     5,000   Excel Realty Trust, Inc .....................
     94,375
    36,100   Federal Realty Investment Trust .............
    731,025
    44,250   Glimcher Realty Trust .......................
    796,500
    43,700   JDN Realty Corp .............................
    890,387
    60,000   Kranzco Realty Trust ........................
    915,000
    55,000   Malan Realty Investors, Inc .................
    770,000
    28,750   Mark Centers Trust ..........................
    309,064
    30,000   Regency Realty Corp .........................
    510,000

  5,870,226


Total Investments - 98.1%
 18,628,200
 (Cost $19,605,304)*
Cash - 0.5%
     99,391
Other Assets and (Liabilities), Net - 1.4%
    257,923
TOTAL NET ASSETS - 100.0%
$ 18,985,514

*Aggregate cost for Federal income tax purposes is $19,610,488.


See accompanying notes to financial statements.

CRABBE HUSON FUNDS

STATEMENTS OF ASSETS AND LIABILITIES
October 31, 1995

                                                            THE
OREGON                     THE                      THE

MUNICIPAL            CRABBE HUSON             CRABBE HUSON

BOND                 SPECIAL         ASSET ALLOCATION
                                                            FUND,
INC.              FUND, INC.               FUND, INC.
ASSETS:
Investment securities,
  at market (cost $26,215,041; $789,902,314;
  $127,582,027; $371,004,735; $6,754,759;
  $8,185,803; $54,495,710 and $19,605,304
  respectively)                                        $
27,580,795        $    767,165,836         $    132,408,320
Cash
----               2,028,004                6,303,890
Deposits with brokers for securities sold short
----             184,796,646                     ----
Receivables:
  Dividends and Interest
509,615                 849,007                  857,351
  Fund shares sold
25,000               4,090,362                  405,209
  Investment securities sold
----               4,355,170                  920,708
  Due from distributor (Note 2)
----                    ----                     ----
  Due from investment advisor (Note 2)
----                    ----                     ----
Proceeds from securities sold short
----             116,397,420                     ----
Organization expenses
----                    ----                     ----
Prepaid Expenses
1,362                  44,011                    6,508
                                                       $
28,116,772      $    1,079,726,456         $    140,901,986

LIABILITIES:
Securities sold short,
  at market (proceeds $116,397,420)
----             132,866,612                     ----
Payables:
  Investment securities payable
----              40,952,158                4,284,356
  Fund shares redeemed
----               9,144,015                   42,751
  Short sales closed
----              17,711,422                     ----
  Payable to affiliates and directors (Note 2)
778                   1,027                    2,027
Accrued liabilities
45,623                 491,388                   42,795

46,401             201,166,622                4,371,929
NET ASSETS:                                            $
28,070,371        $    878,559,834         $    136,530,057
NET ASSETS CONSIST OF:
  Capital shares
2,225                  63,670                   10,010
  Capital paid in
26,699,373             874,136,535              120,240,658
  Undistributed accumulated net
   investment income
----              11,747,830                     ----
  Undistributed accumulated net
   realized gain (loss) on investments
3,019              31,817,469               11,453,096
  Net unrealized appreciation
   (depreciation) on investments and short sales(Note 5)
1,365,754             (39,205,670)               4,826,293
                                                       $
28,070,371        $    878,559,834         $    136,530,057
CAPITAL SHARES, PAR VALUE $.001
  Authorized
10,000,000             100,000,000              100,000,000
  Outstanding (Note 4)
2,225,010              63,670,184               10,010,125
NET ASSET VALUE PER SHARE                              $
12.62        $          13.80         $          13.64



See accompanying notes to financial statements.


    THE CRABBE HUSON       THE CRABBE HUSON
              THE                   THE      THE CRABBE HUSON
     U.S. GOVERNMENT            REAL ESTATE
     CRABBE HUSON          CRABBE HUSON       U.S. GOVERNMENT
        MONEY MARKET             INVESTMENT
EQUITY FUND, INC.     INCOME FUND, INC.     INCOME FUND, INC.
          FUND, INC.             FUND, INC.

$     386,115,058        $    6,978,069        $    8,289,282
     $    54,495,710        $    18,628,200
        4,226,599               417,578                32,860
             233,521                 99,391
             ----                  ----                  ----
                ----                   ----

          154,250                89,712                88,913
                 646                110,797
        1,109,039                 3,376                 6,658
                ----                  7,204
          919,085                  ----                  ----
                ----                133,980
           60,875                  ----                  ----
                ----                   ----
             ----                 7,411                 8,384
                ----                   ----
             ----                  ----                  ----
                ----                   ----
             ----                  ----                  ----
                ----                 89,606
           17,515                   359                   434
               2,612                    219
 $    392,602,421        $    7,496,505        $    8,426,531
     $    54,732,489        $    19,069,397



             ----                  ----                  ----
                ----                   ----

        4,885,161               301,803                  ----
                ----                 74,647
          393,222                 4,253                  ----
                ----                   ----
             ----                  ----                  ----
                ----                   ----
            2,027                   277                   277
                 778                    778
          137,931                    47                    55
              17,492                  8,458
        5,418,341               306,380                   332
              18,270                 83,883
 $    387,184,080        $    7,190,125        $    8,426,199
     $    54,714,219        $    18,985,514

           21,309                   702                   790
              54,714                  1,960
      349,459,104             7,146,824             8,468,549
          54,659,505             19,720,169

        2,666,550                  ----                   690
                ----                  7,309

       19,926,794              (180,711)             (147,309)
                ----                233,180

       15,110,323               223,310               103,479
                ----               (977,104)
 $    387,184,080        $    7,190,125        $    8,426,199
     $    54,714,219        $    18,985,514

      100,000,000           100,000,000           100,000,000
       2,000,000,000          1,000,000,000
       21,309,191               700,892               790,370
          54,714,219              1,959,931
 $          18.17        $        10.26        $        10.66
     $          1.00   $               9.69


CRABBE HUSON FUNDS

STATEMENTS OF OPERATIONS
For the year ended October 31, 1995

                                                              THE
OREGON                  THE                    THE

MUNICIPAL         CRABBE HUSON           CRABBE HUSON

 BOND              SPECIAL       ASSET ALLOCATION
                                                              FUND,
INC.           FUND, INC.             FUND, INC.
INVESTMENT INCOME
  Interest                                                $
1,455,231           18,261,908         $    3,701,179
  Dividends (net of foreign taxes withheld of $0; $3,347;
   $18,635; $55,166; $0; $0; $0; and $0 respectively)
 ----            4,558,333              1,226,139

1,455,231           22,820,241              4,927,318

EXPENSES
  Investment advisory fees (Note 2)
134,042            5,398,048              1,183,215
  Transfer agent
32,241              953,607                115,803
  Printing
10,074              269,190                 35,347
  Postage
7,606              200,609                 25,533
  Custody
2,860               54,216                 18,637
  Legal
3,836              140,115                 26,247
  Auditing
5,081               43,092                 11,792
  Insurance
1,254               27,016                  5,467
  Directors' fees
3,118                8,118                  8,113
  Registration fees
1,067              203,324                 28,117
  Amortization of organization expenses
 ----                 ----                   ----
  Miscellaneous
3,992              194,903                 19,119
  Distribution fees (Note 2)
61,567            1,701,991                303,887
  Administration
16,852               57,617                 33,456
  Short sales dividends
 ----              286,184                   ----

283,590            9,538,030              1,814,733
  Fees waived by investment advisor (Note 2)
(20,866)                (697)               (14,567)
  Expenses reimbursed by investment advisor (Note 2)
 ----                 ----                   ----
NET EXPENSES
262,724            9,537,333              1,800,166
NET INVESTMENT INCOME
1,192,507           13,282,908              3,127,152
REALIZED AND UNREALIZED GAIN:
  Net realized gain (loss) on investments
3,019           31,170,355             11,435,123
  Net change in unrealized appreciation
   or depreciation of investments and short sales
1,454,370          (51,415,104)                20,021
NET GAIN (LOSS) ON INVESTMENTS
1,457,389          (20,244,749)            11,455,144
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                               $
2,649,896       ($   6,961,841)       $    14,582,296



See accompanying notes to financial statements.


          THE CRABBE HUSON         THE CRABBE HUSON
              THE                     THE            THE CRABBE
HUSON         U.S. GOVERNMENT              REAL ESTATE
     CRABBE HUSON            CRABBE HUSON             U.S.
GOVERNMENT            MONEY MARKET               INVESTMENT
EQUITY FUND, INC.       INCOME FUND, INC.           INCOME FUND,
INC.              FUND, INC.               FUND, INC.

   $    3,253,320            $    398,333                $
487,929          $    2,990,307              $    20,613

        4,154,003                  11,688
----                    ----                1,139,451
        7,407,323                 410,021
487,929               2,990,307                1,160,064

        2,471,465                  49,011
43,576                 253,198                  190,619
          299,262                  28,160
27,224                  67,713                   53,365
           79,105                   6,057
5,146                  25,002                    6,313
           53,732                   3,328
3,200                  20,094                    4,249
           30,335                   2,294
1,817                   8,789                    2,960
           57,142                   1,938
2,392                  10,985                    9,089
           19,826                   3,479
3,688                   6,134                    4,741
           11,152                     294
414                   2,157                      869
            8,118                   1,118
1,118                   3,118                    3,118
           84,568                  19,398
20,464                  37,880                   20,584
             ----                    ----
----                    ----                   10,868
           80,371                   2,827
3,944                  19,022                    5,085
          621,908                  16,337
21,788                 126,599                   47,655
           23,057                     551
726                   4,090                    1,603
             ----                    ----
----                    ----                     ----
        3,840,041                 134,792
135,497                 584,781                  361,118
             ----                 (49,011)
(43,576)               (230,305)                 (75,190)
             ----                 (33,287)
(26,493)                   ----                     ----
        3,840,041                  52,494
65,428                 354,476                  285,928
        3,567,282                 357,527
422,501               2,635,831                  874,136

       19,596,449                 108,710
7,624                    ----                   51,165

        9,278,013                 304,184
324,469                    ----                  565,011
       28,874,462                 412,894
332,093                    ----                  616,176

   $   32,441,744            $    770,421                $
754,594          $    2,635,831              $ 1,490,312


CRABBE HUSON FUNDS

STATEMENTS OF CHANGES IN NET ASSETS


   THE OREGON                      THE CRABBE HUSON
                                                       MUNICIPAL
BOND FUND, INC.                    SPECIAL FUND, INC.
                                                   YEAR ENDED
   YEAR ENDED           YEAR ENDED       YEAR ENDED
                                             OCTOBER 31, 1995
OCTOBER 31, 1994     OCTOBER 31, 1995 OCTOBER 31, 1994
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
  Net investment income                         $   1,192,507
 $  1,335,320      $    13,282,908     $    396,099
  Net realized gain (loss) on investments               3,019
      151,835           31,170,355       11,534,530
  Net change in unrealized appreciation
   or depreciation of investments and short sales   1,454,370
   (2,209,050)         (51,415,104)       8,747,502
  Increase (decrease) in net assets
   resulting from operations                        2,649,896
     (721,895)          (6,961,841)      20,678,131
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                       (1,192,507)
   (1,335,320)          (1,107,597)            ----
  In excess of net investment income                     ----
         (770)                ----             ----
  From net realized gain on investments              (151,835)
      (22,243)         (11,710,943)        (687,990)
  In excess of net realized gain on investments          ----
         ----                 ----             ----
CAPITAL SHARE TRANSACTIONS, NET (Note 4)           (2,280,911)
    1,717,846          578,529,362      276,003,800
  Total increase (decrease) in net assets            (975,357)
     (362,382)         558,748,981      295,993,941
FUND NET ASSETS, BEGINNING OF PERIOD               29,045,728
   29,408,110          319,810,853       23,816,912
FUND NET ASSETS, END OF PERIOD                  $  28,070,371
 $ 29,045,728      $   878,559,834     $319,810,853


                                   THE CRABBE HUSON
                                                                THE
CRABBE HUSON                       U.S. GOVERNMENT

INCOME FUND, INC.                     INCOME FUND, INC.
                                                   YEAR ENDED
   YEAR ENDED           YEAR ENDED       YEAR ENDED
                                             OCTOBER 31, 1995
OCTOBER 31, 1994     OCTOBER 31, 1995 OCTOBER 31, 1994
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
  Net investment income                         $     357,527
 $    288,002      $       422,501     $    449,352
  Net realized gain on investments                    108,710
     (283,625)               7,624         (148,628)
  Net change in unnrealized appreciation
   or depreciation of investments and short sales     304,184
     (169,542)             324,469         (480,026)
  Increase (decrease) in net assets
   resulting from operations                          770,421
     (165,165)             754,594         (179,302)
DISTRIBUTIONS TO  SHAREHOLDERS:
  From net investment income                         (357,527)
     (288,002)            (422,501)        (449,352)
  In excess of net investment income                  (17,066)
       (4,622)              (9,331)          (3,373)
  From net realized gain on investments                  ----
     (156,271)                ----         (108,276)
  In excess of net realized gain on investments          ----
         ----                 ----             ----
CAPITAL SHARE TRANSACTIONS, NET (Note 4)            1,520,890
      190,912           (1,145,775)      (1,228,397)
  Total increase (decrease) in net assets           1,916,718
     (423,148)            (823,013)      (1,968,700)
FUND NET ASSETS, BEGINNING OF PERIOD                5,273,407
    5,696,555            9,249,212       11,217,912
FUND NET ASSETS, END OF PERIOD                  $   7,190,125
 $  5,273,407      $     8,426,199     $  9,249,212



                                 THE CRABBE HUSON
                                 THE CRABBE HUSON
                      ASSET ALLOCATION FUND, INC.
                                EQUITY FUND, INC.
                YEAR ENDED             YEAR ENDED
              YEAR ENDED               YEAR ENDED
          OCTOBER 31, 1995       OCTOBER 31, 1994
        OCTOBER 31, 1995         OCTOBER 31, 1994

            $    3,127,152         $    2,402,334
          $    3,567,282             $    940,474
                11,435,123              4,008,708
              19,596,449                2,406,325

                    20,021             (3,975,212)
               9,278,013                1,406,726

                14,582,296              2,435,830
              32,441,744                4,753,525

                (3,090,031)            (2,313,253)
              (1,413,080)                (170,079)
                      ----                   ----
                    ----                     ----
                (4,120,955)            (4,683,410)
              (2,376,723)              (1,800,301)
                      ----                   ----
                    ----                     ----
                19,006,962             29,322,601
             205,426,843              115,801,985
                26,378,272             24,761,768
             234,078,784              118,585,130
               110,151,785             85,390,017
             153,105,296               34,520,166
          $    136,530,057       $    110,151,785
        $    387,184,080         $    153,105,296

                                 THE CRABBE HUSON
                                 THE CRABBE HUSON
                                  U.S. GOVERNMENT
                                      REAL ESTATE
                           MONEY MARKET FUND, INC.
                            INVESTMENT FUND, INC.
                YEAR ENDED             YEAR ENDED
              YEAR ENDED             PERIOD ENDED
          OCTOBER 31, 1995       OCTOBER 31, 1994
        OCTOBER 31, 1995        OCTOBER 31, 1994*

            $    2,635,831           $    731,382
            $    874,136             $    598,957
                      ----                   ----
                  51,165                  206,890

                      ----                   ----
                 565,011               (1,550,914)

                 2,635,831                731,382
               1,490,312                 (745,067)

                (2,635,831)              (731,382)
                (862,995)                (373,869)
                      ----                   ----
                    ----                     ----
                      ----                   ----
                (240,802)                    ----
                      ----                   ----
                    ----                     ----
                22,331,667             17,598,059
                 319,499               19,298,436
                22,331,667             17,598,059
                 706,014               18,179,500
                32,382,552             14,784,493
              18,279,500                  100,000
           $    54,714,219        $    32,382,552
         $    18,985,514          $    18,279,500

*For period from April 4, 1994 (commencement of operations) to October 31, 1994.


NOTE 1. SUMMARY OF SIGNIFICANT
        ACCOUNTING POLICIES

Organization: The Oregon Municipal Bond Fund, Inc. is registered under the
Investment Company Act of 1940, as amended, as an open-end non-diversified investment company. The Crabbe Huson Special Fund, Inc., The Crabbe Huson
Asset Allocation Fund, Inc., The Crabbe  Huson Equity Fund, Inc.,
The Crabbe
Huson Income Fund, Inc., The Crabbe Huson U.S. Government Income
Fund, Inc.,
The Crabbe Huson U.S. Government Money Market Fund, Inc. and The
Crabbe Huson
Real Estate Investment Fund, Inc. are registered under the
Investment Company
Act of 1940, as amended, as open-end diversified investment companies.

The following is a summary of significant accounting policies consistently followed by the Funds in preparation of financial statements.

Security Valuation--The Crabbe Huson U.S. Government Money Market
Fund, Inc.:
The Fund seeks to maintain a constant net asset value of $1.00 and values its assets using the amortized cost method by adjusting the cost of each security for accretion of discount or amortization of premium.

Security Valuation--Other Funds: Securities listed or traded on a registered securities exchange are valued at the last price on the date of the computation. This includes over-the-counter securities for which last sale information is available. Where last sale information is not available, the best bid price is used. Securities and assets for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Board of Directors of the Funds. Cash equivalents relating to Firm Commitment Purchase Agreements are segregated by the custodian and may not be sold while the current commitment is outstanding.

Security Transactions and Investment Income: Security transactions are accounted for on the trade date, the date the order to buy or sell is executed.
Interest income is recorded daily on the accrual basis. Interest income consists of interest accrued plus the accretion of original issue discount and minus the amortization of investment premium, both calculated on an effective interest basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Net realized gains and losses on investments are computed on the first-in, first-out, method.

Dividends and Distributions: The Oregon Municipal Bond Fund, Inc. declares dividends from its net investment income each business day. The net investment income for Saturdays, Sundays and holidays is declared as a dividend on the next business day. Declared dividends are accrued through the last business day of each month and are distributed on that date. Net capital gains realized by the Fund, if any, are declared and distributed on an annual basis, usually in December.

The Crabbe Huson Special Fund, Inc. and The Crabbe Huson Equity
Fund, Inc.
expect to declare and distribute to shareholders, once a year in December, substantially all of the net investment income and net realized capital gains, if any.

The Crabbe Huson Asset Allocation Fund, Inc. and The  Crabbe Huson
Real Estate
Investment Fund, Inc. expect to declare and distribute dividends from net investment income on the last business day of each fiscal quarter. Net capital gains realized by the Funds, if any, are declared and distributed on an annual basis, usually in December.

The Crabbe Huson Income Fund, Inc. and The Crabbe  Huson U.S.
Government Income
Fund, Inc. declare and distribute dividends from net investment income on the last business day of each month. Net capital gains realized by the Funds, if any, are declared and distributed on an annual basis, usually in December.

The Crabbe Huson U.S. Government Money Market Fund, Inc. declares dividends from its net investment income each business day. The net investment income for Saturdays, Sundays and holidays is declared as a dividend on the prior business day. Declared dividends are accrued through the last business day of each month and are distributed on that date. Net capital gains realized by the
Fund, if any, are declared and distributed on an annual basis, usually in
December.

Short Sales: Crabbe Huson Special Fund during the year sold securities short.
A short sale is effected when it is believed that the price of a particular security will decline, and involves the sale of a security which the Fund does not own in the hope of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the Fund must borrow the security. The
Fund is then obligated to return the security to the lender, and therefore it must subsequently purchase the same security.

When the Special Fund makes a short sale, it must leave the proceeds from the short sale with the broker, and it must deposit with the broker a certain amount of cash or government securities to collateralize its obligation to replace the borrowed securities which have been sold.

Short Sales - (continued): In addition, the Fund must put in a segregated account (with the Fund's custodian) an amount of cash or U.S. Government securities equal to the difference between the market value of the securities sold short at the time they were sold short and any cash or government securities deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale).
Furthermore, until the
Fund replaces the borrowed security, it must daily maintain the segregated account at a level so that (1) the amount deposited in it plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short, (2) the amount deposited in it plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short. As a result of these requirements, the Special Fund will not gain any leverage merely by selling short, except to the extent that it earns interest on the immobilized cash or government securities while also being subject to the possibility of gain or loss from the securities sold short. The amount of the Special Fund's net assets that will at any time be in the type of deposits described above (that is, collateral deposits or segregated accounts) will not exceed 25%.

Options: The Special, Real Estate, Equity, Asset Allocation and Income Funds may write call options on securities they own or have the right to acquire, and may purchase put and call options on individual securities and indexes written by others. The purchase of any of these instruments can result in the entire loss on the investment in that particular instrument or, in the case of writing covered options, can limit the opportunity to earn a profit on the underlying security.

When an option is written (sold), an amount equal to the premium received is recorded as a liability. The amount of liability is adjusted daily to reflect the current market value of the option written. When an option written by the
Fund, expires on its stipulated expiration date, the Fund realizes a gain equal to the net premium received for the option. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss equal to the difference between the cost of a closing purchase transaction and the premium received when the call option was written. In the case of either expiration of a written option or a closing purchase transaction, the liability related to such option is extinguished.

Call or put options purchased are accounted for in the same manner as marketable portfolio securities. When a call or put option is exercised, the proceeds from the underlying securities bought or sold are decreased by the premium paid in determining the gain or loss.

Options on stock indexes differ from options on securities in that the exercise of an option on a stock index does not involve delivery of the actual underlying security and are settled in cash only.

During the year the Crabbe Huson Special Fund, Inc. purchased put options.
Outstanding put options at October 31, 1995 are disclosed in the schedule of investments.

Organization Costs: Expenses incurred in connection with the organization of the Funds are amortized over a sixty-month period. The amortization is calculated based upon the projected growth in net assets of the Funds. As of
October 31, 1995 organization costs for all Funds except for The
Crabbe Huson
Real Estate Investment Fund, Inc. have been fully amortized.  The
Crabbe Huson
Real Estate Investment Fund, Inc. has amortized $10,868 through
October 31,

1995. The Crabbe Huson Group, Inc., the Fund's investment advisor, has agreed that, in the event any of the initial shares are redeemed during the 60-month period for amortizing the Fund's organization costs, the Fund will be reimbursed by the investment advisor for the unamortized balances of such costs in the same proportion as the number of shares reduced bears to the number of initial shares outstanding at the time of redemption.

Reorganization Costs: On July 7, 1995 the Board of Directors approved the reorganization of the Oregon Municipal Bond Fund, Inc., The Crabbe Huson
Special  Fund, Inc., The Crabbe Huson Asset Allocation Fund, Inc.
The Crabbe
Huson Equity Fund, Inc., The Crabbe Huson Income Fund, Inc., The
Crabbe Huson
U.S. Government Income Fund, Inc., The Crabbe Huson U.S. Government
Money
Market Fund, Inc. and The Crabbe Huson Real Estate Investment Fund,
Inc., ("the
Fund") into a single Delaware business trust which will operate as a series company. The record date of this reorganization is December 20, 1995 and the costs related to the reorganization will be incurred by the Funds.

Federal Income Taxes: It is each Fund's policy to distribute substantially all of its taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.
Therefore, no provision has been made for Federal income tax or excise taxes.

Federal Income Taxes - (continued): Due to the timing of dividend distributions and the differences in accounting for income and realized gains
(losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) were recorded by the funds. The differences between the income or gains distributed on a book versus tax basis are shown as excess distributions of net investment income and net realized gain on sales of investments in the Statement of Changes in Net Assets.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments have been made as shown in Table A.

NOTE 2. INVESTMENT ADVISOR AND OTHER
        TRANSACTIONS WITH AFFILIATES

Investment Advisor: The Funds have entered into an investment advisory agreement with The Crabbe Huson Group, Inc. (the "Advisor"), an affiliated company. The investment advisory fee of each Fund is accrued daily and paid semi-monthly. The annual investment advisory fee for each Fund is described below:

The Crabbe Huson Asset Allocation Fund, Inc.
The Crabbe Huson Special Fund, Inc.
The Crabbe Huson Equity Fund, Inc.
The Crabbe Huson Real Estate Investment Fund, Inc.

1.00% of daily net assets up to $100,000,000
 .85 of 1% of daily net assets between $100,000,000 and $500,000,000
 .60 of 1% of daily net assets over $500,000,000

The Crabbe Huson Income Fund, Inc.

 .75 of 1% of daily net assets up to $100,000,000
 .60 of 1% of daily net assets up to $500,000,000
 .50 of 1% of daily nets assets over $500,000,000

The Crabbe Huson U.S. Government Income Fund, Inc.
The Crabbe Huson U.S. Government Money Market Fund, Inc.
The Oregon Municipal Bond Fund, Inc.

 .50 of 1% of daily net assets up to $500,000,000
 .45 of 1% of daily net assets between $500,000,000 and
$1,000,000,000
 .40 of 1% of daily net assets over $1,000,000,000

The Advisor has voluntarily agreed to waive its management fee and/or reimburse each Fund for the amount, if any, by which the total operating and management expenses of such Fund (including the Advisor's compensation and any amounts paid pursuant to the participating Funds' Rule 12b-1 plan but excluding interest, taxes, brokerage fees and commissions, and extraordinary expenses) exceed certain annual rates applied to the average daily net assets of the
Funds.

The annual expense limit for each Fund is listed below:

The Oregon Municipal Bond Fund, Inc.                       0.98%
The Crabbe Huson Special Fund, Inc.                        1.50%
The Crabbe Huson Asset Allocation Fund, Inc.               1.50%
The Crabbe Huson Equity Fund, Inc.                         1.50%
The Crabbe Huson Income Fund, Inc.                         0.80%
The Crabbe Huson U.S. Government Income Fund, Inc.         0.75%
The Crabbe Huson U.S. Government Money  Market Fund, Inc.  0.70%
The Crabbe Huson Real Estate Investment Fund, Inc.         1.50%

Distributor: The Funds have entered into a distribution agreement with Crabbe
Huson Securities, Inc. (the "Distributor"), an affiliated company.
Under the
Distribution Plan, each of the participating Funds may pay up to 1/4 of 1% of such Fund's average daily net assets to the Distributor as reimbursement for its actual expenses incurred in the distribution and promotion of such Fund's shares.

Table A

                                           Undistributed
Undistributed
                                             Accumulated
Accumulated Net
                              Capital     Net Investment
Realized Gain on
                              Paid In             Income
Investments
The Oregon Municipal
 Bond Fund, Inc.                  -----            -----
  ----
The Crabbe Huson
 Special Fund, Inc.          $   79,005    $    (726,118)       $
647,113
The Crabbe Huson Asset
 Allocation Fund, Inc.        (108,605)          (37,121)
145,726
The Oregon Equity Fund,
 Inc.                            29,829         (360,174)
330,345
The Crabbe Huson Income
 Fund, Inc.                      38,846            17,066
(55,912)
The Crabbe Huson U.S.
 Government Income Fund, Inc.   (3,715)            10,021
(6,306)
The Crabbe Huson U.S.
 Government Money
 Market Fund, Inc.               -----              -----
 -----
The Crabbe Huson Real Estate
 Investment Fund, Inc.        (182,383)            (3,832)
177,416

Administrator:  State Street Bank and Trust Company (the
"Administrator")
serves as administrator of the Funds. The Administrator performs certain administrative services for the Funds. The Funds pays the Administrator a fee at the rate of 0.06% of the Fund's average net assets up to $500 million, 0.03%
of the next $500 million, and 0.01% of those assets in excess of $1 billion, plus certain out of pocket costs.

Directors Fees: As of October 31, 1995, fees payable to the disinterested directors were $778, $1,027, $2,027, $2,027, $277, $277, $778 and
$778 for The
Oregon Municipal Bond Fund, Inc., The Crabbe Huson Special Fund,
Inc., The
Crabbe Huson Asset Allocation Fund, Inc., The Crabbe Huson Equity
Fund, Inc.,
The Crabbe Huson Income Fund, Inc., The Crabbe Huson U.S.
Government Income
Fund, Inc., The Crabbe Huson U.S. Government Money Market Fund,
Inc. and The
Crabbe Huson Real Estate Investment Fund, Inc., respectively.

NOTE 3. DISTRIBUTIONS TO SHAREHOLDERS
        (Unaudited)

THE OREGON MUNICIPAL BOND FUND, INC. Of the Fund's distributions paid to shareholders from net investment income during the fiscal year ended October
31, 1995, 99.3% was attributable to investments in municipal bonds issued by the state of Oregon and its political subdivisions, agencies authorities and instrumentalities and other municipal securities.

THE CRABBE HUSON SPECIAL FUND, INC. Of the Fund's net investment income earned during the fiscal year ended October 31, 1995, 22.6% was attributable to investments in direct or indirect debt obligations of the United
States
Government, or its agencies or instrumentalities.

THE CRABBE HUSON ASSET ALLOCATION FUND, INC. Of the Fund's net investment income earned during the fiscal year ended October 31, 1995, 60.1% was attributable to investments in direct or indirect debt obligations of the
United States Government, or its agencies or instrumentalities.

THE CRABBE HUSON EQUITY FUND, INC. Of the Fund's net investment income earned during the fiscal year ended October 31, 1995, 40.9% was attributable to investments in direct or indirect debt obligations of the United
States
Government, or its agencies or instrumentalities.

THE CRABBE HUSON INCOME FUND, INC. Of the Fund's net investment income earned during the fiscal year ended October 31, 1995, 50.4% was attributable to investments in direct or indirect debt obligations of the United
States
Government, or its agencies or instrumentalities.

THE CRABBE HUSON U.S. GOVERNMENT INCOME FUND, INC. Of the Fund's net investment income earned during the fiscal year ended October 31, 1995, 95.8%
was attributable to investments in direct or indirect debt obligations of the
United States Government, or its agencies or instrumentalities.

THE CRABBE HUSON U.S. GOVERNMENT MONEY MARKET FUND, INC.  Of the
Fund's net
investment income earned during the fiscal year ended October 31, 1995, 98.2%
was attributable to investments in direct or indirect debt obligations of the
United States Government, or its agencies or instrumentalities.

THE CRABBE HUSON REAL ESTATE INVESTMENT FUND, INC. Of the Fund's net investment income earned during the fiscal year ended October 31, 1995, none was attributable to investments in direct or indirect debt obligations of the
United States Government, or its agencies or instrumentalities.

On December 6, 1995 the following distributions were declared from net realized capital gains from investment transactions. The dividend was paid on
December 6, 1995, to shareholders of record on December 5, 1995, as shown in
Table B.

Table B

                              PER SHARE                     DOLLARS
                        Short-Term    Long-Term      Short-Term
Long-Term
                        Capital Gain  Capital Gain   Capital Gain
Capital Gain
                        Distribution  Distribution   Distribution
Distribution
                            <F1>                         <F1>

The Oregon Municipal
 Bond Fund, Inc.             -----        -----         -----
  -----
The Crabbe Huson
 Special Fund, Inc.         0.3764       0.1983      $23,686,427
$12,479,000
The Crabbe Huson Asset
 Allocation Fund, Inc.      0.5232       0.6046        5,306,597
  6,131,818
The Crabbe Huson
 Equity Fund, Inc.          0.6038       0.3385       13,191,040
  7,394,039
The Crabbe Huson
 Income Fund, Inc.           -----        -----         -----
  -----
The Crabbe Huson
 U.S. Government
 Income Fund, Inc.           -----        -----         -----
  -----
The Crabbe Huson
 Real Estate
 Investment Fund, Inc.      0.1225        -----          238,364
  -----


<F1>Short-term capital gains are taxable to shareholders as
ordinary income
dividends.

CRABBE HUSON FUNDS

October 31, 1995


NOTE 4.  CAPITAL SHARE TRANSACTIONS
Transactions in capital shares of the Funds were as follows:


                 THE OREGON

  MUNICIPAL BOND FUND, INC.
                                                    SHARES
                     AMOUNT
                                      Year            Year
      Year             Year
                                     Ended           Ended
     Ended            Ended
                               October 31,     October 31,
October 31,      October 31,
                                      1995            1994
      1995             1994
Shares sold                        552,364         858,058
$6,744,052     $ 10,795,284
Shares issued in
 reinvestment of dividends          73,838          85,380
   906,976        1,057,544
                                   626,202         943,438
 7,651,028       11,852,828
Shares redeemed                   (822,850)       (818,671)
(9,931,939)     (10,134,982)
Net increase (decrease)           (196,648)        124,767
($2,280,911)    $  1,717,846


           THE CRABBE HUSON

                     INCOME

                 FUND, INC.
                                                    SHARES
                     AMOUNT
                                      Year            Year
      Year             Year
                                     Ended           Ended
     Ended            Ended
                               October 31,     October 31,
October 31,      October 31,
                                      1995            1994
      1995             1994
Shares sold                        398,837         323,868
$3,890,790       $3,312,857
Shares issued in
 reinvestment of dividends          33,473          28,426
   329,268          289,053
                                   432,310         352,294
 4,220,058        3,601,910
Shares redeemed                   (274,572)       (338,813)
(2,699,168)      (3,410,998)
Net increase (decrease)            157,738          13,481
$1,520,890      $   190,912

                                                    THE CRABBE
HUSON
                                                  SPECIAL FUND,
INC.
                          SHARES
AMOUNT
            Year            Year               Year
Year
           Ended           Ended              Ended
Ended
     October 31,     October 31,        October 31,      October
31,
            1995            1994               1995
1994
      65,374,197      23,946,462       $928,135,711
$318,927,086

          78,213          51,007          1,030,774
610,047
      65,452,410      23,997,469        929,166,485
319,537,133
     (24,491,886)     (3,303,144)      (350,637,123)
(43,533,333)
      40,960,524      20,694,325       $578,529,362
$276,003,800

                                                    THE CRABBE
HUSON
                                                     U.S.
GOVERNMENT
                                                    INCOME FUND,
INC.
                          SHARES
AMOUNT
            Year            Year               Year
Year
           Ended           Ended              Ended
Ended
     October 31,     October 31,        October 31,      October
31,
            1995            1994               1995
1994
         320,552         318,425         $3,315,281
$3,370,107

          33,757          46,002            351,187
488,454
         354,309         364,427          3,666,468
3,858,561
        (464,645)       (480,229)        (4,812,243)
(5,086,958)
        (110,336)       (115,802)       ($1,145,775)
($1,228,397)


     THE CRABBE HUSON ASSET

      ALLOCATION FUND, INC.
                                                    SHARES
                     AMOUNT
                                      Year            Year
      Year             Year
                                     Ended           Ended
     Ended            Ended
                               October 31,     October 31,
October 31,      October 31,
                                      1995            1994
      1995             1994
Shares sold                      3,651,020       4,625,388
$47,567,984      $60,156,367
Shares issued in
 reinvestment of dividends         213,856         460,871
 2,807,183        5,964,138
                                 3,864,876       5,086,259
50,375,167       66,120,505
Shares redeemed                 (2,415,859)     (2,842,271)
(31,368,205)     (36,797,904)
Net increase (decrease)          1,449,017       2,243,988
$19,006,962      $29,322,601


           THE CRABBE HUSON

            U.S. GOVERNMENT

    MONEY MARKET FUND, INC.
                                                    SHARES
                     AMOUNT
                                      Year            Year
      Year             Year
                                     Ended           Ended
     Ended            Ended
                               October 31,     October 31,
October 31,      October 31,
                                      1995            1994
      1995             1994
Shares sold                    166,147,604      99,391,599      $
166,147,604      $99,391,599
Shares issued in
 reinvestment of dividends       1,738,682         391,037
 1,738,682          391,037
                               167,886,286      99,782,636
167,886,286       99,782,636
Shares redeemed               (145,554,619)    (82,184,578)
(145,554,619)     (82,184,578)
Net increase (decrease)         22,331,667      17,598,058      $
22,331,667      $17,598,058

*For the period from April 4, 1994 (commencement of operations) to October 31, 1994.

                                                    THE CRABBE
HUSON
                                                   EQUITY FUND,
INC.
                          SHARES
AMOUNT
            Year            Year               Year
Year
           Ended           Ended              Ended
Ended
     October 31,     October 31,        October 31,      October
31,
            1995            1994               1995
1994
      16,135,368       8,303,990       $277,119,565
$134,306,739

          79,947         105,277          1,237,639
1,635,783
      16,215,315       8,409,267        278,357,204
135,942,522
      (4,218,957)     (1,243,034)       (72,930,361)
(20,140,537)
      11,996,358       7,166,233       $205,426,843
$115,801,985

                                                    THE CRABBE
HUSON
                                                         REAL
ESTATE
                                               INVESTMENT FUND,
INC.
                          SHARES
AMOUNT
            Year          Period               Year
Period
           Ended           Ended              Ended
Ended
     October 31,     October 31,        October 31,      October
31,
            1995           1994*               1995
1994*
         821,200       2,006,502         $7,937,889
$20,250,921

          36,962          33,284            357,391
323,473
         858,162       2,039,786          8,295,280
20,574,394
        (822,760)       (125,257)        (7,975,781)
(1,275,958)
          35,402       1,914,529        $   319,499
$19,298,436

CRABBE HUSON FUNDS

October 31, 1995


NOTE 5.  INVESTMENT TRANSACTIONS

    For the year ended October 31, 1995, The Crabbe Huson U.S.
Government Money
Market Fund, Inc. had aggregate security purchases and sales
(including
maturities) of $443,976,883 and $424,658,448, respectively.
Aggregate
purchases, sales and maturities for the year ended October 31, 1995 (excluding short-term securities) for the remaining funds, are as follows:

                                                          THE
OREGON           THE CRABBE

MUNICIPAL                HUSON

BOND              SPECIAL
                                                          FUND,
INC.           FUND, INC.
Purchases:
$5,984,368         $959,620,834

Sales and Maturities:
8,735,890          572,783,341



Gross unrealized appreciation and depreciation on securites held by the Funds at October 31, 1995 are as follows:

Unrealized Appreciation (Depreciation):
 For book purposes
 Appreciation
1,399,431           65,671,560
 Depreciation
(33,677)        (104,877,230)
  Net unrealized appreciation (depreciation)
$1,365,754        ($ 39,205,670)

Unrealized Appreciation (Depreciation):
 For Federal income tax purposes
 Appreciation
1,399,431           64,232,281
 Depreciation
(33,677)        (107,785,909)
  Net unrealized appreciation (depreciation)
$1,365,754        ($ 43,553,628)


   THE CRABBE           THE CRABBE
  HUSON ASSET                HUSON
   ALLOCATION               EQUITY
   FUND, INC.           FUND, INC.
$ 274,278,333         $397,589,397

  248,155,111          200,246,630





    6,773,143           27,705,429
   (1,946,850)         (12,595,106)
$   4,826,293        $  15,110,323

    6,797,897           27,259,001
   (1,956,923)         (12,771,570)
$   4,840,974        $  14,487,431



            THE CRABBE                  THE
                                                          THE
CRABBE           HUSON U.S.         CRABBE HUSON

HUSON           GOVERNMENT          REAL ESTATE

INCOME               INCOME           INVESTMENT
                                                          FUND,
INC.           FUND, INC.           FUND, INC.
Purchases:
$34,477,754          $19,009,336          $11,936,969

Sales and Maturities:
32,908,584           20,219,537           10,862,375



Gross unrealized appreciation and depreciation on securites held by the Funds at October 31, 1995 are as follows:

Unrealized Appreciation (Depreciation):
 For book purposes
 Appreciation
223,991              107,717              636,791
 Depreciation
(681)              (4,238)          (1,613,895)
  Net unrealized appreciation (depreciation)           $
223,310        $     103,479            ($977,104)

Unrealized Appreciation (Depreciation):
 For Federal income tax purposes
 Appreciation
204,681              106,764              634,056
 Depreciation
(681)              (4,238)          (1,616,344)
  Net unrealized appreciation (depreciation)           $
204,000        $     102,526            ($982,288)


CRABBE HUSON FUNDS

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                    (b) Computed on an annualized basis.
The following information should be read in conjunction with the
financial             (c) Commencement of operations - 4/9/87.
statements and notes thereto appearing elsewhere in this Annual
Report.                (d) Commencement of operations - 1/31/89.
The calculations are based on average number of shares outstanding
for each period.    (e) Commencement of operations - 4/4/94.

(a) The Fund's Fiscal Year was changed from 9/30 to 10/31, effective 10/31/87, which represents a conformed 12-month period.

THE OREGON MUNICIPAL BOND FUND, INC.

YEAR            YEAR            YEAR            YEAR

ENDED           ENDED           ENDED           ENDED

10/31/95        10/31/94        10/31/93        10/31/92
NET ASSET VALUE, BEGINNING OF PERIOD
$11.99          $12.80          $12.20          $12.14

INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME
0.5480          0.5418          0.5683          0.6168
NET REALIZED & UNREALIZED
GAIN (LOSS) ON SECURITIES
0.6998         (0.8001)         0.6880          0.1521
    TOTAL FROM INVESTMENT OPERATIONS
1.2478         (0.2583)         1.2563          0.7689

LESS DISTRIBUTIONS
DISTRIBUTIONS FROM NET INVESTMENT INCOME
0.5480          0.5419          0.5647          0.6168
DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME
0.0000          0.0003          0.0000          0.0000
DISTRIBUTIONS FROM CAPITAL GAINS
0.0698          0.0090          0.0916          0.0921
    TOTAL DISTRIBUTIONS
0.6178          0.5512          0.6563          0.7089

NET ASSET VALUE, END OF PERIOD
$12.62          $11.99          $12.80          $12.20
TOTAL RETURN
10.66%          -2.06%          10.71%           6.51%

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD
$28,070,371     $29,045,728     $29,408,110     $20,295,896
RATIO OF EXPENSES TO AVERAGE NET ASSETS
0.98%           0.98%           1.05%           1.11%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
4.45%           4.37%           4.51%           5.04%
PORTFOLIO TURNOVER RATE
22.91%          20.58%          11.62%          25.30%

RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
RATIO OF EXPENSES TO AVERAGE NET ASSETS
1.08%           1.08%           1.09%           1.13%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
4.35%           4.26%           4.46%           5.01%

          YEAR             YEAR             YEAR             YEAR
           YEAR               YEAR           YEAR
         ENDED            ENDED            ENDED            ENDED
          ENDED              ENDED          ENDED
      10/31/91         10/31/90         10/31/89         10/31/88
       10/31/87  (a)       9/30/87        9/30/86
        $11.74           $11.72           $11.72           $11.08
         $12.15             $11.93         $10.43


        0.6385           0.6316           0.6794           0.6386
         0.7311             0.7319         0.7720

        0.4831           0.0522           0.0842           0.6411
        (0.9983)           (0.8051)        1.5265
        1.1216           0.6838           0.7636           1.2797
        (0.2672)           (0.0732)        2.2985


        0.6562           0.6401           0.6711           0.6386
         0.7311             0.7319         0.7720
        0.0000           0.0000           0.0000           0.0000
         0.0000             0.0000         0.0000
        0.0654           0.0237           0.0925           0.0000
         0.0760             0.0760         0.0255
        0.7216           0.6638           0.7636           0.6386
         0.8071             0.8079         0.7975

        $12.14           $11.74           $11.72           $11.72
         $11.08             $11.05         $11.93
          9.85%            6.00%            6.67%           12.02%
         -1.95%             -0.95%         22.83%


   $18,382,636      $18,766,449      $19,173,145      $20,058,295
    $14,276,600        $14,165,161     $8,861,258
          1.21%            1.38%            1.04%            1.21%
          1.14%              1.31%          1.06%
          5.36%            5.41%            5.82%            5.53%
          5.66%              6.43%          6.34%
         53.40%           58.52%           45.25%           31.44%
         19.18%             18.73%         24.20%


          1.24%            1.55%            1.16%            1.32%
          ----               ----           ----
          5.34%            5.23%            5.71%            5.42%
          ----               ----           ----


CRABBE HUSON FUNDS

FINANCIAL HIGHLIGHTS
(Continued)

THE CRABBE HUSON SPECIAL FUND, INC.

YEAR            YEAR            YEAR            YEAR

ENDED           ENDED           ENDED           ENDED

10/31/95        10/31/94        10/31/93        10/31/92
NET ASSET VALUE, BEGINNING OF PERIOD
$14.08          $11.82          $ 8.36          $12.05

INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME (LOSS)
0.2704          0.0513         (0.0774)        (0.0211)
NET REALIZED & UNREALIZED
GAIN (LOSS) ON SECURITIES
(0.2894)         2.3026          3.5374         (1.6211)
    TOTAL FROM INVESTMENT OPERATIONS
(0.0190)         2.3539          3.4600         (1.6422)

LESS DISTRIBUTIONS
DISTRIBUTIONS FROM NET INVESTMENT INCOME
0.0226          0.0000          0.0000          0.0260
DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME
0.0000          0.0892          0.0000          2.0218
DISTRIBUTIONS FROM CAPITAL GAINS
0.2384          0.0000          0.0000          0.0000
    TOTAL DISTRIBUTIONS
0.2610          0.0892          0.0000          2.0478

NET ASSET VALUE, END OF PERIOD
$13.80          $14.08          $11.82          $ 8.36
TOTAL RETURN
1.78%          22.40%          41.39%           8.11%

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD
$878,559,834    $319,810,853     $23,816,912      $5,857,434
RATIO OF EXPENSES TO AVERAGE NET ASSETS
1.40%           1.44%           1.57%           1.74%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
1.95%           0.39%          -0.73%          -0.25%
PORTFOLIO TURNOVER RATE
122.97%         146.44%          73.29%         102.27%

RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
RATIO OF EXPENSES TO AVERAGE NET ASSETS
1.40%           1.54%           1.59%           2.18%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
1.95%           0.29%          -0.75%          -0.69%

          YEAR             YEAR             YEAR             YEAR
         PERIOD
         ENDED            ENDED            ENDED            ENDED
          ENDED
      10/31/91         10/31/90         10/31/89         10/31/88
         10/31/87  (c)
         $8.78           $11.49            $9.69            $8.13
         $10.00


        0.0353           0.1546           0.2100          (0.0515)
       (0.0409)

        4.0155          (1.4317)          1.5900           1.6115
        (1.8300)
        4.0508          (1.2771)          1.8000           1.5600
        (1.8709)


        0.1453           0.2240           0.0000           0.0000
         0.0000
        0.6355           1.2089           0.0000           0.0000
         0.0000
        0.0000           0.0000           0.0000           0.0000
         0.0000
        0.7808           1.4329           0.0000           0.0000
         0.0000

        $12.05            $8.78           $11.49            $9.69
          $8.13
         49.58%          -10.90%           18.68%           19.63%
        -30.32%(b)


    $3,541,797       $2,926,457       $3,356,417       $4,392,920
     $1,892,038
          1.92%            2.00%            2.00%            3.94%
          2.60%(b)
          0.32%            1.55%            1.96%            3.34%
          0.05%(b)
        256.68%          314.73%          275.62%          155.12%
          3.90%


          2.40%            2.86%            2.44%(b)         ----
           ----
         -0.15%            0.70%            1.53%(b)         ----
           ----


CRABBE HUSON FUNDS

FINANCIAL HIGHLIGHTS
(Continued)

THE CRABBE HUSON ASSET ALLOCATION FUND, INC.

YEAR            YEAR            YEAR            YEAR

ENDED           ENDED           ENDED           ENDED

10/31/95        10/31/94        10/31/93        10/31/92
NET ASSET VALUE, BEGINNING OF PERIOD
$12.87          $13.52          $11.68          $11.00

INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME
0.3361          0.2990          0.2323          0.3468
NET REALIZED & UNREALIZED
GAIN (LOSS) ON SECURITIES
1.2090         (0.0817)         2.0889          0.8175
    TOTAL FROM INVESTMENT OPERATIONS
1.5451          0.2173          2.3212          1.1643

LESS DISTRIBUTIONS
DISTRIBUTIONS FROM NET INVESTMENT INCOME
0.3321          0.2879          0.2373          0.3463
DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME
0.0000          0.0000          0.0000          0.0000
DISTRIBUTIONS FROM CAPITAL GAINS
0.4430          0.5829          0.2439          0.1380
    TOTAL DISTRIBUTIONS
0.7751          0.8708          0.4812          0.4843

NET ASSET VALUE, END OF PERIOD
$13.64          $12.87          $13.52          $11.68
TOTAL RETURN
13.00%           2.66%          20.93%          11.25%

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD
$136,530,057    $110,151,785     $85,390,017     $55,098,981
RATIO OF EXPENSES TO AVERAGE NET ASSETS
1.48%           1.44%           1.46%           1.52%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
2.57%           2.30%           1.85%           3.02%
PORTFOLIO TURNOVER RATE
225.70%         149.19%         116.10%         155.26%

RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
RATIO OF EXPENSES TO AVERAGE NET ASSETS
1.49%           1.52%           1.54%           1.62%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
2.56%           2.22%           1.77%           2.92%

          YEAR             YEAR           PERIOD
         ENDED            ENDED            ENDED
      10/31/91         10/31/90         10/31/89     (d)
         $9.24           $10.69           $10.00


        0.4143           0.4561           0.3990

        1.8208          (1.1200)          0.2910
        2.2351          (0.6639)          0.6900


        0.4335           0.7159           0.0000
        0.0000           0.0000           0.0000
        0.0415           0.0702           0.0000
        0.4750           0.7861           0.0000

        $11.00            $9.24           $10.69
         24.55%           -6.40%            9.30%(b)


   $23,892,664      $13,173,923      $12,577,962
          1.76%            1.90%            1.91%(b)
          3.97%            4.51%            5.02%(b)
        157.89%          161.72%           88.14%


          1.79%            1.93%            1.93%(b)
          3.94%            4.49%            5.00%(b)


CRABBE HUSON FUNDS

FINANCIAL HIGHLIGHTS
(Continued)

THE CRABBE HUSON EQUITY FUND, INC.

YEAR            YEAR            YEAR            YEAR

ENDED           ENDED           ENDED           ENDED

10/31/95        10/31/94        10/31/93        10/31/92
NET ASSET VALUE, BEGINNING OF PERIOD
$16.44          $16.08          $13.03          $12.57

INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME
0.2223          0.1900          0.0981          0.1980
NET REALIZED & UNREALIZED
GAIN (LOSS) ON SECURITIES
1.7438          0.5668          3.4476          0.9186
    TOTAL FROM INVESTMENT OPERATIONS
1.9661          0.7568          3.5457          1.1166

LESS DISTRIBUTIONS
DISTRIBUTIONS FROM NET INVESTMENT INCOME
0.0880          0.0344          0.1099          0.0937
DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME
0.0000          0.0000          0.0000          0.0000
DISTRIBUTIONS FROM CAPITAL GAINS
0.1481          0.3638          0.3858          0.5629
    TOTAL DISTRIBUTIONS
0.2361          0.3982          0.4957          0.6566

NET ASSET VALUE, END OF PERIOD
$18.17          $16.44          $16.08          $13.03
TOTAL RETURN
13.37%           7.89%          29.90%          12.48%

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD
$387,184,080    $153,105,296     $34,520,166     $13,429,315
RATIO OF EXPENSES TO AVERAGE NET ASSETS
1.40%           1.45%           1.49%           1.55%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
1.30%           1.18%           0.67%           1.57%
PORTFOLIO TURNOVER RATE
92.43%         106.49%         114.38%         180.72%

RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
RATIO OF EXPENSES TO AVERAGE NET ASSETS
1.40%           1.56%           1.64%           1.93%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
1.28%           1.06%           0.52%           1.18%

          YEAR             YEAR           PERIOD
         ENDED            ENDED            ENDED
      10/31/91         10/31/90         10/31/89  (d)
         $8.54           $10.50           $10.00


        0.1861           0.2533           0.3146

        4.1511          (1.6764)          0.1854
        4.3372          (1.4231)          0.5000


        0.3072           0.3918           0.0000
        0.0000           0.0000           0.0000
        0.0000           0.1451           0.0000
        0.3072           0.5369           0.0000

        $12.57            $8.54           $10.50
         52.44%          -14.97%            6.72%(b)


    $5,929,590       $2,944,344       $5,018,337
          1.84%            1.93%            1.69%(b)
          1.60%            2.56%            3.98%(b)
        171.82%          265.25%           90.54%


          2.41%            2.66%            1.97%(b)
          1.03%            1.83%            3.68%(b)


CRABBE HUSON FUNDS

FINANCIAL HIGHLIGHTS
(Continued)

THE CRABBE HUSON INCOME FUND, INC.

YEAR            YEAR            YEAR            YEAR

ENDED           ENDED           ENDED           ENDED

10/31/95        10/31/94        10/31/93        10/31/92
NET ASSET VALUE, BEGINNING OF PERIOD
$9.71          $10.75          $10.90          $10.63

INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME
0.5329          0.4995          0.4637          0.6583
NET REALIZED & UNREALIZED
GAIN (LOSS) ON SECURITIES
0.5754         (0.7669)         0.3265          0.3569
    TOTAL FROM INVESTMENT OPERATIONS
1.1083         (0.2674)         0.7902          1.0152

LESS DISTRIBUTIONS
DISTRIBUTIONS FROM NET INVESTMENT INCOME
0.5329          0.4995          0.4879          0.6588
DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME
0.0254          0.0080          0.0000          0.0000
DISTRIBUTIONS FROM CAPITAL GAINS
0.0000          0.2710          0.4523          0.0864
    TOTAL DISTRIBUTIONS
0.5583          0.7785          0.9402          0.7452

NET ASSET VALUE, END OF PERIOD
$10.26           $9.71          $10.75          $10.90
TOTAL RETURN
11.92%          -2.71%           7.73%           9.74%

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD
$7,190,125      $5,273,407      $5,696,555      $5,634,372
RATIO OF EXPENSES TO AVERAGE NET ASSETS
0.80%           0.80%           0.81%           0.90%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
5.47%           4.92%           4.34%           6.09%
PORTFOLIO TURNOVER RATE
543.15%         306.79%         260.22%         227.45%

RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
RATIO OF EXPENSES TO AVERAGE NET ASSETS
1.95%           2.16%           1.96%           1.94%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
4.32%           3.56%           3.19%           5.06%

          YEAR             YEAR           PERIOD
         ENDED            ENDED            ENDED
      10/31/91         10/31/90         10/31/89  (d)
        $10.01           $10.27           $10.00


        0.7038           0.6869           0.5545

        0.6218          (0.2407)          0.2761
        1.3256           0.4462           0.8306


        0.7056           0.6840           0.5606
        0.0000           0.0000           0.0000
        0.0000           0.0222           0.0000
        0.7056           0.7062           0.5606

        $10.63           $10.01           $10.27
         13.51%            4.43%           10.43%(b)


    $5,485,830       $2,123,203       $1,356,008
          0.98%            1.51%            1.15%(b)
          6.82%            6.89%            7.23%(b)
        115.76%           73.76%           86.60%


          2.42%            3.07%            4.56%(b)
          5.38%            5.33%            3.81%(b)


CRABBE HUSON FUNDS

FINANCIAL HIGHLIGHTS
(Continued)

THE CRABBE HUSON U.S. GOVERNMENT INCOME FUND, INC.

YEAR            YEAR            YEAR            YEAR

ENDED           ENDED           ENDED           ENDED

10/31/95        10/31/94        10/31/93        10/31/92
NET ASSET VALUE, BEGINNING OF PERIOD
$10.27          $11.04          $10.91          $10.69

INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME
0.5097          0.4648          0.4755          0.5801
NET REALIZED & UNREALIZED
GAIN (LOSS) ON SECURITIES
0.4013         (0.6515)         0.2159          0.2921
    TOTAL FROM INVESTMENT OPERATIONS
0.9110         (0.1867)         0.6914          0.8722

LESS DISTRIBUTIONS
DISTRIBUTIONS FROM NET INVESTMENT INCOME
0.5097          0.4647          0.4848          0.5839
DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME
0.0113          0.0035          0.0000          0.0000
DISTRIBUTIONS FROM CAPITAL GAINS
0.0000          0.1120          0.0766          0.0683
    TOTAL DISTRIBUTIONS
0.5210          0.5802          0.5614          0.6522

NET ASSET VALUE, END OF PERIOD
$10.66          $10.27          $11.04          $10.91
TOTAL RETURN
9.12%          -1.78%           6.71%           8.70%

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD
$8,426,199      $9,249,212     $11,217,912      $8,958,757
RATIO OF EXPENSES TO AVERAGE NET ASSETS
0.75%           0.75%           0.75%           0.80%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
4.85%           4.39%           4.33%           5.35%
PORTFOLIO TURNOVER RATE
230.43%          76.09%          81.74%         105.52%

RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
RATIO OF EXPENSES TO AVERAGE NET ASSETS
1.46%           1.47%           1.26%           1.52%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
4.14%           3.66%           3.81%           4.63%

          YEAR             YEAR           PERIOD
         ENDED            ENDED            ENDED
      10/31/91         10/31/90         10/31/89 (d)
        $10.24           $10.28           $10.00


        0.6722           0.6768           0.5637

        0.4542          (0.0326)          0.2852
        1.1264           0.6442           0.8489


        0.6746           0.6736           0.5689
        0.0000           0.0000           0.0000
        0.0018           0.0106           0.0000
        0.6764           0.6842           0.5689

        $10.69           $10.24           $10.28
         11.17%            6.40%           11.15%(b)


    $3,748,244       $2,069,435       $1,717,128
          0.96%            1.42%            1.14%(b)
          6.44%            6.72%            7.35%(b)
        114.81%           87.71%           40.42%


          2.15%            2.84%            3.40%(b)
          5.25%            5.31%            5.09%(b)


CRABBE HUSON FUNDS

FINANCIAL HIGHLIGHTS
(Continued)

THE CRABBE HUSON U.S. GOVERNMENT MONEY MARKET FUND, INC.

YEAR            YEAR            YEAR            YEAR

ENDED           ENDED           ENDED           ENDED

10/31/95        10/31/94        10/31/93        10/31/92
NET ASSET VALUE, BEGINNING OF PERIOD
$1.00           $1.00           $1.00           $1.00

INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME
0.0512          0.0339          0.0250          0.0332
NET REALIZED & UNREALIZED
GAIN (LOSS) ON SECURITIES
0.0000          0.0000          0.0000          0.0000
    TOTAL FROM INVESTMENT OPERATIONS
0.0512          0.0339          0.0250          0.0332

LESS DISTRIBUTIONS
DISTRIBUTIONS FROM NET INVESTMENT INCOME
0.0512          0.0339          0.0250          0.0332
DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME
0.0000          0.0000          0.0000          0.0000
    TOTAL DISTRIBUTIONS
0.0512          0.0339          0.0250          0.0332

NET ASSET VALUE, END OF PERIOD
$1.00           $1.00           $1.00           $1.00
TOTAL RETURN
5.30%           3.28%           2.53%           3.36%

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD
$54,714,219     $32,382,552     $14,784,493     $12,395,326
RATIO OF EXPENSES TO AVERAGE NET ASSETS
0.70%           0.70%           0.70%           0.75%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
5.21%           3.39%           2.51%           3.32%

RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
RATIO OF EXPENSES TO AVERAGE NET ASSETS
1.16%           1.29%           1.32%           1.09%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
4.75%           2.81%           1.88%           2.98%

          YEAR             YEAR           PERIOD
         ENDED            ENDED            ENDED
      10/31/91         10/31/90         10/31/89  (d)
         $1.00            $1.00            $1.00


        0.0576           0.0737           0.0633

        0.0000           0.0000           0.0000
        0.0576           0.0737           0.0633


        0.0576           0.0737           0.0633
        0.0000           0.0000           0.0000
        0.0576           0.0737           0.0633

         $1.00            $1.00            $1.00
         13.76%            7.62%           10.05%(b)


   $14,906,733      $21,405,713      $10,735,032
          0.81%            0.80%            0.60%(b)
          5.76%            7.57%            8.43%(b)


          1.18%            1.33%            1.34%(b)
          5.38%            7.04%            7.69%(b)


CRABBE HUSON FUNDS

FINANCIAL HIGHLIGHTS
(Continued)

THE CRABBE HUSON REAL ESTATE INVESTMENT FUND, INC.


YEAR        PERIOD

ENDED         ENDED

10/31/95      10/31/94(e)
NET ASSET VALUE, BEGINNING OF PERIOD
$9.50        $10.00

INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME
0.4436        0.3664
NET REALIZED & UNREALIZED
GAIN (LOSS) ON SECURITIES
0.3065       (0.6394)
    TOTAL FROM INVESTMENT OPERATIONS
0.7501       (0.2730)

LESS DISTRIBUTIONS
DISTRIBUTIONS FROM NET INVESTMENT INCOME
0.4379        0.2287
DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME
0.0000        0.0000
DISTRIBUTIONS FROM CAPITAL GAINS
0.1222        0.0000
    TOTAL DISTRIBUTIONS
0.5601        0.2287

NET ASSET VALUE, END OF PERIOD
$9.69         $9.50
TOTAL RETURN
8.31%        -3.25%

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD
$18,985,514   $18,279,500
RATIO OF EXPENSES TO AVERAGE NET ASSETS
1.50%         1.01%(b)
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSET
4.59%         6.30%(b)
PORTFOLIO TURNOVER RATE
59.53%        43.30%

RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
RATIO OF EXPENSES TO AVERAGE NET ASSETS
1.89%         2.03%(b)
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSET
4.20%         5.28%(b)

                            Independent Auditors' Report




The Shareholders and Boards of Directors
Crabbe Huson Funds -
   The Oregon Municipal Bond Fund, Inc.
   The Crabbe Huson Special Fund, Inc.
   The Crabbe Huson Asset Allocation Fund, Inc.
   The Crabbe Huson Equity Fund, Inc.
   The Crabbe Huson Income Fund, Inc.
   The Crabbe Huson U.S. Government Income Fund, Inc.
   The Crabbe Huson U.S. Government Money Market Fund, Inc.
   The Crabbe Huson Real Estate Investment Fund, Inc.:


We have audited the accompanying statements of assets and liabilities, including the schedules of investments of each of the Crabbe Huson Funds, as of
October 31, 1995, and the related statements of operations for the year then ended, the statements of changes in net assets for The Oregon Municipal Bond
Fund, Inc., The Crabbe Huson Special Fund, Inc., The Asset
Allocation Fund,
Inc., The Crabbe Huson Equity Fund, Inc., The Crabbe Huson Income
Fund, Inc.,
The Crabbe Huson U.S. Government Fund, Inc. and The Crabbe Huson
U.S.
Government Money Market Fund, Inc. for each of the two years then ended, and for The Real Estate Investment Fund, Inc. for the year ended October 31, 1995 and for the period from April 4, 1994 (commencement of operations) to October
31, 1994, and the financial highlights for The Oregon Municipal
Bond Fund, Inc.
and The Crabbe Huson Special Fund, Inc. for each of the seven years ended
October 31, 1995, The Crabbe Huson Asset Allocation Fund, Inc., The
Crabbe
Huson Equity Fund, Inc., The Crabbe Huson Income Fund, Inc., The
Crabbe Huson
U.S. Government Income Fund, Inc. and The Crabbe Huson U.S.
Government Money
Market Fund, Inc. for each of the six years ended October 31, 1995 and for the period from January 31, 1989 (commencement of operations) to October 31, 1989 and for the Crabbe Huson Real Estate Investment Fund, Inc. for the year ended
October 31, 1995 and for the period from April 4, 1994 (commencement of operations) to October 31, 1994. These financial statements and financial highlights are the responsibility of the management of the Crabbe Huson Funds.
Our responsibility is to express an opinion on these financial statements and financial highlights based upon our audits. The financial highlights for The
Oregon Municipal Bond Fund, Inc. and The Crabbe Huson Special Fund, Inc. for the periods ended October 31, 1988 and prior were audited by other auditors whose reports expressed unqualified opinions on the financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification of securities owned as of October 31, 1995, by examination and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Crabbe Huson Funds as of October 31, 1995, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated above, in conformity with generally accepted accounting principles.


KPMG PEAT MARWICK LLP


Portland, Oregon
December 8, 1995

At a Special Meeting of the shareholders on September 6, 1995, the shareholders of the Real Estate Fund approved a Subadvisory Agreement among the Adviser, the Real Estate Fund and Aldrich, Eastman & Waltch, L.P. ("AEW"). Pursuant to the Subadvisory Agreement, AEW will be responsible for the day-to-day investment management of the Real Estate Fund, subject to the overall supervision of the Adviser and the Real Estate Fund's Board of Directors. The voting results of the meeting were as follows:
FOR-1,292,274.882; AGAINST-1,350.279; ABSTAIN-48,772.304.

MAILING ADDRESS
Crabbe Huson Funds
P.O. Box 8413
Boston, MA 02266-8413

INVESTMENT ADVISOR
The Crabbe Huson Group, Inc.
121 S.W. Morrison, Suite 1400
Portland, OR 97204

DISTRIBUTOR
Crabbe Huson Securities, Inc.
121 S.W. Morrison, Suite 1410
Portland, OR 97204

LEGAL COUNSEL
Davis Wright Tremaine
1300 S.W. Fifth Avenue, Suite 2300
Portland, OR 97201

INDEPENDENT AUDITORS
KPMG Peat Marwick
1211 S.W. Fifth Avenue, Suite 2000
Portland, OR 97204

TRANSFER AGENT &
INVESTOR SERVICES
State Street Bank and Trust Company
P.O. Box 8413
Boston, MA 02266-8413

FUND DIRECTORS
William W. Wyatt, Jr.
Louis Scherzer
Richard P. Wollenberg
Bob L. Smith
Gary L. Capps
Richard S. Huson
James E. Crabbe
Craig P. Stuvland

[CRABBE HUSON LOGO]